Exhibit 10.1

EXECUTION VERSION

INVESTMENT AGREEMENT
dated as of June 29, 2016

between
Care.com, Inc.
and
Google Capital 2016, L.P.

i

Exhibit A:	Form of Convertible Preferred Stock Certificate of Designations

Exhibit B:	Form of Investor Rights Agreement

INDEX OF DEFINED TERMS

Term	Location of Definition

Affiliate	5.10(g)
Agreement	Preamble
Beneficially Own	5.10(h)
Beneficial Ownership	5.10(h)
Board of Directors	2.1(c)(1)
business day	5.10(d)
Bylaws	2.1(c)(2)
Capitalization Date	2.1(b)(1)
Certificate of Incorporation	2.1(c)(2)
Closing	1.2(a)
Closing Date	1.2(a)
Common Stock	Recitals
Company	Preamble
Company Competitor	5.10(i)
Company Intellectual Property	2.1(m)
Company Material Adverse Effect	5.10(j)
Company RSUs	2.1(b)(1)
Company Stock Options	2.1(b)(1)
Company Subsidiary	2.1(a)(2)
control/controlled by/under common control with	5.10(g)
Convertible Preferred Stock	Recitals
Covered Persons	4.8
Effect	5.10(k)
Equity Securities	5.10(l)
Exchange Act	2.1
Excluded Opportunity	4.8
Google Director Consent	5.10(m)
Google Parties	5.10(n)
Institutional Investors	5.10(o)
GAAP	2.1(f)(4)
Governmental Entity	2.1(c)(3)
herein/hereof/hereunder	5.10(c)
including/includes/included/include	5.10(b)
Information	3.4
Intellectual Property Right	2.1(m)
Investor Rights Agreement	Recitals
Law	5.10(p)

Term	Location of Definition
Lien	5.10(q)
Lock-Up Period	5.10(r)
Or	5.10(a)
Person	5.10(e)
Preferred Stock	2.1(b)(1)
Purchased Preferred Stock	1.1
Purchase Price	1.1
Purchaser	Preamble
Purchaser Questionnaire	1.2(b)(2)
SEC	2.1(f)(1)
SEC Documents	2.1(f)(1)
Securities Act	2.1
Series A Certificate	Recitals
Selling Shareholder Questionnaire	1.2(b)(2)
Share Repurchase	5.10(s)
Subsidiary	2.1(a)(2)
Transaction Documents	5.10(t)
Transfer	5.10(u)
Voting Debt	2.1(b)(2)

LIST OF EXHIBITS

Exhibit A:	Form of Convertible Preferred Stock Certificate of Designations
Exhibit B:	Form of Investor Rights Agreement

v

INVESTMENT AGREEMENT, dated as of June 29, 2016 (this “Agreement”), between Care.com, Inc., a Delaware corporation (the “Company”), and Google Capital 2016, L.P., a Delaware limited partnership (the “Purchaser”).
RECITALS:
WHEREAS, the Company proposes to issue and sell to the Purchaser shares of its preferred stock, par value $0.001 per share, designated as “Convertible Preferred Stock, Series A” (the “Convertible Preferred Stock”), having the terms set forth in the Certificate of Designations (the “Series A Certificate”) in the form attached to this Agreement as Exhibit A, subject to the terms and conditions set forth in this Agreement;
WHEREAS, the Convertible Preferred Stock will be convertible into shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”), initially at a conversion price of $10.50 per share of Common Stock, which represents a 20.97% premium to the 30 Day VWAP;
WHEREAS, the Company and the Purchaser contemplate that the Purchased Preferred Stock (as defined below) will accrue dividends in accordance with the Series A Certificate (as defined below) in the annual amounts described on Schedule I hereto, subject to any adjustments pursuant to the terms of the Series A Certificate;
WHEREAS, concurrently with the Closing, the Company and the Purchaser will enter into an Investor Rights Agreement in the form attached hereto as Exhibit B (the “Investor Rights Agreement”); and
WHEREAS, capitalized terms used in this Agreement have the meanings set forth in Section 5.10 or such other Section indicated in the preceding Index of Defined Terms.
NOW, THEREFORE, in consideration of the promises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:
ARTICLE I

PURCHASE; CLOSING
1.1 Purchase. On the terms and subject to the conditions herein, on the Closing Date, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company 46,350 shares of Convertible Preferred Stock in the aggregate (the “Purchased Preferred Stock”), at a purchase price of $1,000 per share of Convertible Preferred Stock (the “Purchase Price”).
1.2 Closing.
(a)    The closing of the purchase and sale of the Purchased Preferred Stock (the “Closing”) shall be held at the offices of Latham & Watkins LLP, 1000 Winter Street, Suite 3700, Waltham, Massachusetts 02451, at 4:00 p.m. New York time on the date hereof, or at such other time and place as the Company and the Purchaser agree (the “Closing Date”).

(b)    Subject to the satisfaction or waiver on the Closing Date of the conditions to the Closing in Section 1.3, at the Closing:
(1)    the Company will deliver to the Purchaser (i) certificates representing the Purchased Preferred Stock, (ii) the Investor Rights Agreement executed by the Company and (iii) all other documents, instruments and writings required to be delivered by the Company to the Purchaser at Closing pursuant to this Agreement or otherwise required in connection therewith;
(2)    the name in which the shares of Purchased Preferred Stock are to be issued are set forth in the Purchaser Questionnaire (the “Purchaser Questionnaire”) and the Selling Shareholder Notice and Questionnaire (the “Selling Shareholder Questionnaire”) in the form attached hereto as Appendix I and II, respectively, as completed by the Purchaser, which shall be provided to the Company no later than the Closing Date; and
(3)     the Purchaser will deliver or cause to be delivered (i) to a bank account designated by the Company in writing prior to the Closing Date, the aggregate Purchase Price equal to $46,350,000 by wire transfer of immediately available funds and (ii) the Investor Rights Agreement executed by the Purchaser and all other documents, instruments and writings required to be delivered by the Purchaser to the Company at Closing pursuant to this Agreement or otherwise required in connection therewith.
1.3 Closing Conditions.
(a)    The obligations of the Purchaser, on the one hand, and the Company, on the other hand, to effect the Closing are subject to the satisfaction, or waiver by both the Purchaser and the Company, at or prior to the Closing of the following condition: no temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any Governmental Entity and no Law shall be in effect restraining, enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; provided, however, that the party claiming such failure of condition shall have used its reasonable best efforts to prevent the entry of any such injunction or order and to appeal as promptly as possible any injunction or other order that may be entered.
(b)    The obligation of the Purchaser to effect the Closing is also subject to the satisfaction or waiver by the Purchaser at or prior to the Closing of the following conditions:
(1)    (i) the representations and warranties of the Company set forth in Section 2.1 hereof (other than Sections 2.1(a), 2.1(b), 2.1(c), 2.1(d) and 2.1(e)), disregarding all qualifications and exceptions contained therein relating to materiality or Company Material Adverse Effect, shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that such representation or warranty speaks to an earlier date, in which case each of such earlier date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, have a Company Material Adverse Effect, (ii) the representations and warranties of the Company set forth in Section 2.1(b) shall be true in all but de minimis respects as of the date of this Agreement and as of the

Closing Date as though made on and as of such date and (iii) the representations and warranties of the Company set forth in Sections 2.1(a), 2.1(c), 2.1(d) and 2.1(e) shall be true in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date;
(2)    the Company shall have performed in all material respects its obligations required to be performed by it pursuant to this Agreement at or prior to the Closing;
(3)    the Purchaser shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the conditions set forth in Section 1.3(b)(1) and (2) have been satisfied;
(4)    The Company shall have executed and delivered the Investor Rights Agreement;
(5)    the Company shall have adopted and filed the Series A Certificate with the Secretary of the State of Delaware, and the Series A Certificate shall be in full force and effect; and
(6)    any shares of Common Stock that could potentially be issued upon conversion of the Convertible Preferred Stock (including any Common Stock issuable on account of dividends on the Convertible Preferred Stock) shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.
(c)    The obligation of the Company to effect the Closing is also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:
(1)    (i) the representations and warranties of the Purchaser set forth in Section 2.2 hereof (other than Sections 2.2(a) and 2.2(b)(1)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations under this Agreement and (ii) the representations and warranties of the Purchaser set forth in Sections 2.2(a) and (b)(1) shall be true in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date;
(2)    the Purchaser shall have performed in all material respects its obligations required to be performed by it pursuant to this Agreement at or prior to the Closing;
(3)    the Company shall have received a certificate signed on behalf of the Purchaser by a senior executive officer certifying to the effect that the conditions set forth in Section 1.3(c)(1) and (2) have been satisfied; and

(4)    the Purchaser shall have executed and delivered the Investor Rights Agreement; and
(5)    the Company shall have received a completed and executed Purchaser Questionnaire and Selling Shareholder Questionnaire from the Purchaser.
ARTICLE II

REPRESENTATIONS AND WARRANTIES
2.1 Representations and Warranties of the Company. Except as set forth (x) in an SEC Document both (i) filed by the Company with the SEC after December 26, 2015 and before the date of this Agreement and (ii) publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system, excluding any disclosures set forth in any “forward looking statements” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or (y) in the disclosure schedule separately provided by the Company to the Purchaser on the date of this agreement and prior to the execution of this Agreement, the Company represents and warrants to the Purchaser that, as of the date hereof and as of the Closing Date (except to the extent that such representation or warranty speaks to an earlier date, in which case each of such earlier date):
(a)    Organization and Authority.
(1)    The Company is a corporation duly organized and validly existing under the laws of the State of Delaware, has all requisite power and authority to own its properties and conduct its business as presently conducted, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. True and accurate copies of the Certificate of Incorporation and Bylaws, each as in effect as of the date of this Agreement, have been made available to the Purchaser prior to the date hereof.
(2)    Each Company Subsidiary is duly organized and validly existing under the laws of its jurisdiction of organization, has all requisite power and authority to own its properties and conduct its business as presently conducted, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. As used herein, “Subsidiary” means, with respect to any person, any corporation, partnership, joint venture, limited liability company or other entity (x) of which such person or a subsidiary of such person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such person and/or one or more subsidiaries thereof; and “Company Subsidiary” means any Subsidiary of the Company.

(b)    Capitalization.
(1)    The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). As of the close of business on June 23, 2016 (the “Capitalization Date”), there were 32,764,497 shares of Common Stock outstanding, including 478,446 shares of treasury stock, and zero shares of Preferred Stock outstanding. As of the close of business on the Capitalization Date, (i) 4,467,032 shares of Common Stock were reserved for issuance upon the exercise or payment of stock options outstanding on such date (“Company Stock Options”), (ii) 2,072,474 shares of Common Stock were available for issuance upon the vesting of restricted stock units outstanding on such date (the “Company RSUs”), (iii) 478,446 shares of Common Stock were held by the Company in its treasury and (iv) 2,388,091 shares of Common Stock were available for the grant of future awards under equity compensation plans of the Company. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued in accordance with applicable corporate and securities laws and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. From the Capitalization Date through and as of the date of this Agreement, no other shares of Common Stock or Preferred Stock have been issued other than shares of Common Stock issued in respect of the exercise of Company Stock Options or vesting of Company RSUs in the ordinary course of business and the number of shares authorized for issuance under the Company’s equity compensation plans has not increased. The Company does not have outstanding shareholder purchase rights or “poison pill” or any similar arrangement in effect.
(2)    No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the stockholders of the Company may vote (“Voting Debt”) are issued and outstanding. As of the date of this Agreement, except (i) pursuant to any cashless exercise provisions of any Company Stock Options or pursuant to the surrender of shares to the Company or the withholding of shares by the Company to cover tax withholding obligations under Company Stock Options or Company RSUs, and (ii) as set forth in Section 2.1(b)(1), the Company does not have and is not bound by any outstanding options, preemptive rights, rights of first offer, warrants, puts, calls, commitments or other rights, agreements or understandings calling for the purchase, redemption or issuance of, or securities or rights convertible into, or exchangeable for, any shares of Common Stock or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of capital stock of the Company.
(3)    Other than under (i) the Investor Rights Agreement contemplated by this Agreement and (ii) the Sixth Amended and Restated Investors’ Rights Agreement, dated as of August 3, 2012, by and among the Company and the other parties thereto, there are no agreements, arrangements or understandings under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act.

(4)    There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Purchased Preferred Stock or the shares of Common Stock issuable upon conversion thereof.
(c)    Authorization.
(1)    The Company has the corporate power and authority to enter into this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby (all references to which in this Agreement shall, for the avoidance of doubt, be understood to include the sale and issuance of the Purchased Preferred Stock and the issuance of the shares of Common Stock issuable upon conversion thereof), have been duly authorized by the board of directors of the Company (the “Board of Directors”). This Agreement has been, and (as of the Closing) the other Transaction Documents will be, duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchaser to the extent applicable, is, and (as of the Closing) each of the other Transaction Documents will be, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles). No other corporate proceedings are necessary for the execution and delivery by the Company of this Agreement or the other Transaction Documents, the performance by it of its obligations hereunder or thereunder or the consummation by it of the transactions contemplated hereby or thereby.
(2)    Neither the execution and delivery by the Company of this Agreement or the other Transaction Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by the Company with any of the provisions hereof or thereof (including the conversion or exercise provisions of the Convertible Preferred Stock), will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of (i) the certificate of incorporation of the Company (the “Certificate of Incorporation”) or bylaws of the Company (the “Bylaws”) or the certificate of incorporation, charter, bylaws or other governing instrument of any Company Subsidiary or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (B) violate any law, statute, ordinance, rule, regulation, permit, franchise or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of

their respective properties or assets, except in the case of clauses (A)(ii) and (B) for such violations, conflicts and breaches as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(3)    Other than the securities or blue sky laws of the various states, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any court, administrative agency or commission or other governmental or arbitral body or authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization (each, a “Governmental Entity”), nor expiration or termination of any statutory waiting period, is necessary for the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents.
(d)    Sale of Securities. Based in part on the Purchaser’s representations in Section 2.2, the Purchaser Questionnaire and the Selling Shareholder Questionnaire, the offer and sale of the shares of Convertible Preferred Stock is exempt from the registration and prospectus delivery requirements of the Securities Act and the rules and regulations promulgated thereunder. Without limiting the foregoing, neither the Company nor to the knowledge of the Company any other person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) of investors with respect to offers or sales of the Purchased Preferred Stock and neither the Company nor, to the knowledge of the Company, any person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of Purchased Preferred Stock under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available, nor will the Company take any action or steps that would cause the offering or issuance of the Purchased Preferred Stock under this Agreement to be integrated with other offerings.
(e)    Status of Securities. The Purchased Preferred Stock, and the shares of Common Stock to be issued upon conversion of the Purchased Preferred Stock, have been duly authorized by all necessary corporate action of the Company. When issued and sold against receipt of the consideration therefor as provided in this Agreement or the Series A Certificate, such securities will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability, will not be subject to preemptive rights of any other stockholder of the Company, and will effectively vest in the Purchaser good and marketable title to all such securities, free and clear of all Liens, except restrictions imposed by the Securities Act, Section 4.2 and any applicable state or foreign securities laws. Upon any conversion of any shares of Purchased Preferred Stock into Common Stock pursuant to the Series A Certificate, the shares of Common Stock issued upon such conversion will be validly issued, fully paid and nonassessable, will not subject the holder thereof to personal liability and will not be subject to preemptive rights of any other stockholder of the Company, and will effectively vest in the Purchaser good and marketable title to all such securities, free and clear of all Liens, except restrictions imposed by the Securities Act, Section 4.2 and any applicable state or foreign securities laws. The respective rights, preferences, privileges, and restrictions of the Convertible Preferred Stock and the Common Stock are as stated in the Certificate of

Incorporation (including the Series A Certificate). The shares of Common Stock to be issued upon any conversion of shares of Convertible Preferred Stock into Common Stock have been duly reserved for such issuance.
(f)    SEC Documents; Financial Statements.
(1)    The Company has timely filed all reports, proxy statements, forms, and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) since January 1, 2015 (collectively, the “SEC Documents”). Each of the SEC Documents, as of its respective date complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and, except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document filed and publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system prior to the date of this Agreement, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no material outstanding or unresolved comments received from the SEC with respect to any of the SEC Documents.
(2)    The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it. The Company (i) has implemented and maintains a system of internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with GAAP, (ii) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) that are reasonably designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the individuals responsible for the preparation of the Company’s filings with the SEC and (iii) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the Board of Director’s audit committee (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. As of the date of this Agreement, to the knowledge of the Company, there is no reason that its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.

(3)    There is no transaction, arrangement or other relationship between the Company and/or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its SEC Documents and is not so disclosed.
(4)    The financial statements of the Company and its consolidated Subsidiaries included in the SEC Documents (a) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, in each case as of the date such SEC Document was filed, and (b) have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in such financial statements or the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows of the Company and its consolidated Subsidiaries for the periods then ended (subject, in the case of unaudited statements, to normal recurring audit adjustments).
(g)    Undisclosed Liabilities. Except for (i) those liabilities that are reflected or reserved for in the consolidated financial statements of the Company included in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 26, 2016, (ii) liabilities incurred since March 26, 2016 in the ordinary course of business consistent with past practice, (iii) liabilities that would not, individually and in the aggregate, reasonably be expected to have a Company Material Adverse Effect and (iv) liabilities incurred pursuant to the transactions contemplated by this Agreement, the Company and its Subsidiaries do not have any liabilities or obligations of any nature whatsoever (whether accrued, absolute, contingent or otherwise) that are required to be reflected in the Company’s financial statements in accordance with GAAP.
(h)    Brokers and Finders. Except for Morgan Stanley & Co. LLC, the fees and expenses of which will be paid by the Company, neither the Company nor its Subsidiaries or any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company in connection with this Agreement or the transactions contemplated hereby.
(i)    Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened against, nor any outstanding judgment, order or decree against, the Company or any of its Subsidiaries before or by any Governmental Entity which in the aggregate have, or if adversely determined, would reasonably be expected to have, a Company Material Adverse Effect.
(j)    Compliance with Laws. Neither the Company nor any of its Subsidiaries is in violation of any applicable Law, except where such violation would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company and each of its Subsidiaries possess all licenses, franchises, permits, certificates, approvals, orders and authorizations from Governmental Entities required by Law necessary for the Company to conduct its business as currently conducted by the Company and its Subsidiaries, except where the failure to possess such documents would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any written notice of any proceeding relating to the revocation or modification of, or non-compliance with, any material certificate, authorization, permit, clearance or approval. To the knowledge of the Company as of the date of this Agreement, neither the Company nor any of its Subsidiaries is being investigated with respect to any applicable Law, except for such of the foregoing as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(k)    Absence of Changes. Since March 26, 2016, there has not been (i) a Company Material Adverse Effect, (ii) any material loss or interference with the business of the Company and its Subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (iii) any material transaction entered into by the Company or its Subsidiaries other than in the ordinary course of business, (iv) any action taken by the by the Company or a Subsidiary of the Company to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company have any knowledge that any of the creditors of the Company or a Subsidiary of the Company intend to initiate involuntary bankruptcy proceedings, nor has the Company or any Subsidiary of the Company received any notice from any such creditor threatening any such action or (v) any action or omission of the Company or any of its Subsidiaries that, if such action or omission occurred between the date of this Agreement and the Closing Date, would violate Section 3.7 and none of the Company or its Subsidiaries has agreed or committed to take any of the foregoing actions.
(l)    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to the knowledge of the Company is reasonably likely to, have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received as of the date of this Agreement any notification that the SEC is contemplating terminating such registration. The Common Stock is presently listed on the New York Stock Exchange and the Company has not received any written notice from the New York Stock Exchange to the effect that the Company is not in compliance with the maintenance requirements of such exchange.
(m)    Intellectual Property. The Company, together with its Subsidiaries, owns or has the right to use the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets used by it in or necessary for the conduct of the business of the Company and its Subsidiaries (collectively, the “Company Intellectual Property”), except where such failure to own or have the right to use such intellectual property would not or would not be reasonably expected to have a Company Material Adverse Effect. There are no third parties who have any ownership rights to any Company Intellectual Property that would preclude the Company and its Subsidiaries from conducting their business as currently conducted, except for the ownership rights of the owners of the Company Intellectual Property licensed by the Company. The Company has no knowledge of any infringement by any third party of the Company Intellectual Property which, individually or in the aggregate, has had, or is reasonably likely to result in, a Company Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or its Subsidiaries in or to any Company Intellectual Property or challenging the validity or scope of any Company Intellectual Property, which action, suit, proceeding or claim would or would be reasonably expected to have a Company Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right (an “Intellectual Property Right”) of others, which action, suit, proceeding or claim would or would be reasonably expected to have a Company Material Adverse Effect. To the knowledge of the Company, neither the Company nor any of its Subsidiaries infringes any Intellectual Property Rights of any other person. Neither the Company nor any of its Subsidiaries has entered into any consent agreements, forbearance to sue or settlement agreements with respect to the validity of the Company’s or its Subsidiaries’ ownership or right to use Company Intellectual Property. The Company and each of its Subsidiaries has complied, in all material respects, with its contractual obligations relating to the protection of the Company Intellectual Property used pursuant to licenses. All former or current employees, officers and consultants of the Company and each of its Subsidiaries have entered into agreements with the Company or its applicable Subsidiary providing for the assignment of inventions to the Company or such Subsidiary, except where the failure to have entered into an agreement with an employee, officer or consultant would not or would not be reasonably expected to have a Company Material Adverse Effect.
(n)    Properties; Assets. Each of the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and valid title to all personal property owned by them, in each case free and clear of all Liens except as do not materially affect the value of such property and do not materially interfere with the use made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made of such property and buildings by the Company and its Subsidiaries.
(o)    Contracts. There is no material contract or agreement required by the Exchange Act to be described in or filed as an exhibit to the SEC Documents which is not described or filed therein as required. Any contracts filed as exhibits to the SEC Documents are in full force and effect on the date hereof (except to the extent they have expired by their terms subsequent to the dates of the respective SEC Documents) and neither the Company nor any of its Subsidiaries is in violation or default in the performance or observance of any material obligation, agreement, covenant or condition in any such contract.
(p)    Tax Matters. The Company and each of its Subsidiaries have timely prepared and filed all material tax returns required to have been filed by them with all appropriate Governmental Entities and timely paid all taxes shown thereon, except as currently being contested in good faith and for which adequate reserves have been created in the financial statements of the Company, if such reserves are determined to be necessary or advisable by the Company. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate, and there are no unpaid assessments against the Company or any of its Subsidiaries nor, to the Company’s knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority, except, in each case, as would not or would not be reasonably expected to have a Company Material Adverse Effect. All taxes and other assessments and levies that the Company or any of its Subsidiaries is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper Governmental Entity or third party when due, except, as would not or would not be reasonably expected, individually or in the aggregate, to have a Company Material Adverse Effect. There are no tax liens or claims pending or, to the Company’s knowledge, threatened against the Company or its of its Subsidiaries or any of their assets or properties, except in each case as would not or would not be reasonably expected to have a Company Material Adverse Effect.
(q)    Anti-Corruption Compliance. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any controlled affiliates, directors, officers, employees, authorized agents or authorized representatives of the Company, in each case, acting on behalf of the Company, or of any of its Subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and each of its Subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representations and warranties contained herein.
(r)    Labor Matters. No labor dispute with the employees of the Company or any of its Subsidiaries exists, or, to the knowledge of the Company, is imminent, except for any such dispute that has not had, or is not reasonably likely to result in, a Company Material Adverse Effect, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of their principal customers, suppliers, manufacturers or contractors that has had, or is reasonably likely to result in, a Company Material Adverse Effect.
(s)    No Additional Representations. Except for the representations and warranties made by the Company in this Section 2.1, neither the Company nor any other person makes any express or implied representation or warranty with respect to the Company or any Company Subsidiaries or their respective businesses, operations, assets liabilities, condition or prospects, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other person makes or has made any representation or warranty to the Purchaser, or any of its Affiliates or representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to the Company or any of its Subsidiaries or their respective business, or (ii) except for the representations and warranties made by the Company in this Section 2.1, any oral or written information presented to the Purchaser or any of its Affiliates or representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated hereby.

2.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company, that:
(a)    Organization and Authority. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would be reasonably expected to materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis, and the Purchaser has the corporate or other power and authority and governmental authorizations to own its properties and assets and to carry on its business as it is now being conducted.
(b)    Authorization.
(1)    The Purchaser has the corporate or other power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Purchaser, and no further approval or authorization by any of its stockholders, partners, members or other equity owners, as the case may be, is required. This Agreement has been duly and validly executed and delivered by the Purchaser and assuming due authorization, execution and delivery by the Company, is a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles).
(2)    Neither the execution, delivery and performance by the Purchaser of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Purchaser with any of the provisions hereof, will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of the Purchaser under any of the terms, conditions or provisions of (i) its governing instruments or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Purchaser is a party or by which it may be bound, or to which the Purchaser or any of the properties or assets of the Purchaser may be subject, or (B) violate any law, statute, ordinance, rule or regulation, permit, concession, grant, franchise or any judgment, ruling, order, writ, injunction or decree applicable to the Purchaser or any of its properties or assets except in the case of clauses (A)(ii) and (B) for such violations, conflicts and breaches as would not reasonably be expected to materially and adversely affect the Purchaser’s ability to perform its respective obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

(3)    Other than the securities or blue sky laws of the various states, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary for the consummation by the Purchaser of the transactions contemplated by this Agreement.
(c)    Purchase for Investment. The Purchaser acknowledges that the offer and sale to it of the Purchased Preferred Stock have not been registered under the Securities Act or under any state securities laws. The Purchaser (1) acknowledges that it is acquiring the Purchased Preferred Stock pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute any of the Purchased Preferred Stock to any person in violation of applicable securities laws, (2) will not sell or otherwise dispose of any of the Purchased Preferred Stock, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (3) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Purchased Preferred Stock and of making an informed investment decision, (4) is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act) and (5) (A) has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Preferred Stock, (B) has had an opportunity to discuss with management of the Company the intended business and financial affairs of the Company and to obtain information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to it or to which it had access and (C) can bear the economic risk of (x) an investment in the Purchased Preferred Stock indefinitely and (y) a total loss in respect of such investment. The Purchaser has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of and form an investment decision with respect to its investment in the Purchased Preferred Stock and to protect its own interest in connection with such investment.
(d)    Financial Capability. The Purchaser currently has capital commitments sufficient to, and at Closing will have, available funds necessary to consummate the Closing on the terms and conditions contemplated by this Agreement. The Purchaser is not aware of any reason why the funds sufficient to fulfill its obligations under Article I will not be available on the Closing Date upon request of its limited partners.
(e)    Brokers and Finders. Neither the Purchaser nor its Affiliates or any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Purchaser, in connection with this Agreement or the transactions contemplated hereby.
(f)    Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company by the Purchaser, the Purchaser has received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information containing such information, regarding the Company and its Subsidiaries and their respective businesses and operations. The Purchaser hereby acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which the Purchaser is familiar, that the Purchaser is making its own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to the Purchaser (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), and that except for the representations and warranties made by the Company in Article II of this Agreement and in any certificate delivered in connection with this Agreement, the Purchaser will have no claim against the Company or any of its Subsidiaries, with respect thereto.
(g)    Ownership. As of the date of this Agreement, the Purchaser is not and, to the Purchaser’s knowledge, none of its Affiliates (other than Affiliates for which the Purchaser exercises no dispositive or voting control) are, the owners of record or the Beneficial Owners of shares of Common Stock or securities convertible into or exchangeable for Common Stock.
ARTICLE III

COVENANTS
3.1 Filings; Other Actions. Each of the Purchaser, on the one hand, and the Company, on the other hand, will cooperate and consult with the other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and the expiration or termination of any applicable waiting period, necessary or advisable to consummate the transactions contemplated by this Agreement, and to perform the covenants contemplated by this Agreement. Each party shall execute and deliver both before and after the Closing such further certificates, agreements and other documents and take such other actions as the other parties may reasonably request to consummate or implement such transactions or to evidence such events or matters. Each party hereto agrees to keep the other party apprised of the status of matters referred to in this Section 3.1. The Purchaser shall promptly furnish the Company, and the Company shall promptly furnish the Purchaser, to the extent permitted by applicable law, with copies of written communications received by it or, in the case of the Company, its Subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement.
3.2 Reasonable Best Efforts to Close. The Company and the Purchaser agree to use reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the transactions contemplated hereby as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby on or around June 28, 2016 and shall cooperate fully with the other party hereto to that end, including in relation to the satisfaction of the conditions to Closing set forth in Sections 1.3(a), (b) and (c) and cooperating in seeking to obtain any consent required from Governmental Entities.

3.3 Corporate Actions.
(a)    Authorized Common Stock. At any time that any Convertible Preferred Stock is outstanding, the Company shall from time to time take all lawful action within its control to cause the authorized capital stock of the Corporation to include a sufficient number of authorized but unissued shares of Common Stock to satisfy the conversion requirements of all shares of Convertible Preferred Stock then outstanding (including any Common Stock issuable on account of dividends on the Convertible Preferred Stock). All shares of Common Stock delivered upon conversion of the Convertible Preferred Stock shall be newly issued shares or shares held in treasury by the Company, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and free of any Lien.
(b)    Certificate. On or prior to the Closing, the Company shall file in the office of the Secretary of State of the State of Delaware the Series A Certificate in the form attached to this Agreement as Exhibit A, with such changes thereto as the parties may reasonably agree.
(c)    Certain Adjustments. If any occurrence since the date hereof until the Closing would have resulted in an adjustment to the Conversion Price (as defined in the Series A Certificate) pursuant to the Series A Certificate if the Convertible Preferred Stock had been issued and outstanding since the date hereof, the Company shall adjust the Conversion Price, effective as of the Closing, in the same manner as would have been required by the Series A Certificate if the Convertible Preferred Stock had been issued and outstanding since the date hereof.
3.4 Confidentiality. Each party to this Agreement will hold, and will cause its respective Affiliates and their directors, officers, employees, agents, consultants and advisors to hold, in strict confidence, unless disclosure to a regulatory authority is necessary or appropriate in connection with any necessary regulatory approval or unless disclosure is required by judicial or administrative process or by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange, all non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by such other party or its representatives pursuant to this Agreement (except to the extent that such information was (1) previously known by such party from other sources, provided that such source was not known by such party to be bound by a contractual, legal or fiduciary obligation of confidentiality to the other party, (2) in the public domain through no violation of this Section 3.4 by such party or (3) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, financing sources, other consultants and advisors.
3.5 NYSE Listing of Shares. The Company shall promptly apply to cause any shares of Common Stock that could potentially be issued upon conversion of the Convertible Preferred Stock (including any Common Stock issuable on account of dividends on the Convertible Preferred Stock) to be approved for listing on the New York Stock Exchange, subject to official notice of issuance.

3.6 State Securities Laws. Prior to the Closing, the Company shall use commercially reasonable efforts to (a) obtain all necessary permits and qualifications, if any, or secure an exemption therefrom, required by any state or country prior to the offer and sale of Common Stock and/or Convertible Preferred Stock and (b) cause such authorization, approval, permit or qualification to be effective as of the Closing and as of any conversion of Convertible Preferred Stock.
3.7 Use of Proceeds. The Company shall use the proceeds from the sale of the Purchased Preferred Stock to consummate the Share Repurchase, if applicable, and otherwise for working capital and general corporate purposes.
3.8 Negative Covenants. From the date of this Agreement through the Closing or the earlier termination of this Agreement, the Company and its Subsidiaries shall not:
(a)    declare, or make payment in respect of, any dividend or other distribution upon any shares of capital stock of the Company;
(b)    amend the Certificate of Incorporation or Bylaws in a manner that would affect the Purchaser in an adverse manner as a holder of Convertible Preferred Stock; or
(c)    authorize, issue or reclassify any capital stock, or debt securities convertible into capital stock, of the Company other than the authorization and issuance of (i) the Purchased Preferred Stock or (ii) in connection with the Share Repurchase.
ARTICLE IV

ADDITIONAL AGREEMENTS
4.1 Standstill. Until the date that the is the later of eighteen (18) months after (i) the Closing Date and (ii) the date there is no longer a director serving on the Board of Directors that was nominated by the Purchaser and elected by the holders of Convertible Preferred Stock pursuant to the Series A Certificate, the Purchaser agrees that, without the prior approval of the Board of Directors, the Purchaser will not, directly or indirectly, through its Subsidiaries or any other persons who would be considered to be members of a “group” (as used in Section 13(d)(3) of the Exchange Act) with the Purchaser:
(a)    purchase, offer to purchase, or agree to purchase or otherwise acquire beneficial ownership (as determined in accordance with Rule 13d-3 and Rule 13d-5 under the Exchange Act) of any Common Stock, or any securities convertible or exchangeable into Common Stock, excluding any shares of Common Stock, Convertible Preferred Stock or other securities acquired pursuant to a conversion of the Convertible Preferred Stock or otherwise acquired pursuant to the Transaction Documents;
(b)    make, or in any way participate in, any solicitation of proxies to vote any voting securities of the Company or any of its Subsidiaries, or seek or to propose to influence, change or control, management or board of directors of the Company by use of any public communication or other communications to holders of securities intended for such purpose; or

(c)    make a public proposal for a change of control transaction involving, or any other acquisition, including a merger, consolidation or other business combination transaction or tender offer related thereto, of the Company or any of the Company’s Subsidiaries, or the purchase of all or substantially all of the securities of the Company or the assets of the Company and its Subsidiaries; provided, however, that nothing in this Section 4.1 will limit (I) any Google Party’s ability to vote or Transfer (subject to Section 4.2) its Common Stock or Convertible Preferred Stock or otherwise exercise rights under its Convertible Preferred Stock or (II) the ability of any director elected pursuant to the Series A Certificate to vote or otherwise exercise its fiduciary duties as a member of the Board of Directors.
4.2 Transfer Restrictions.
(a)    The Google Parties shall not Transfer Convertible Preferred Stock or Common Stock issued upon conversion of the Convertible Preferred Stock during the Lock-Up Period.
(b)    After the expiration of the Lock-Up Period, the Google Parties may Transfer Purchased Preferred Stock to Institutional Investors; provided, that any such Transfer is not a Transfer of (i) more than 75%, in one or more transactions, of the Purchased Preferred Stock, or (ii) less than 20% of the Purchased Preferred Stock, in each case to a single Institutional Investor or “group” (as used in Section 13(d)(3) of the Exchange Act) of Institutional Investors. The restrictions specified in this Section 4.2(b) shall terminate immediately prior to the occurrence of a Change of Control (as defined in the Series A Certificate).
(c)    The Google Parties shall not Transfer, in one or more transactions, to any one person or “group” (as used in Section 13(d)(3) of the Exchange Act), other than Institutional Investors, an amount of Common Stock greater than 75% of the Common Stock issuable upon conversion of all of the Convertible Preferred Stock then outstanding (which for purposes of this Section 4(c)(2) shall be understood to include any shares of Convertible Preferred Stock previously outstanding upon conversion of which the shares of Common Stock included in such Transfer were issued). The restrictions specified in this Section 4.2(c) shall terminate immediately prior to the occurrence of a Change of Control (as defined in the Series A Certificate).
(d)    Notwithstanding Sections 4.2(a), (b) and (c), the Google Parties shall be permitted to Transfer any portion or all of their Convertible Preferred Stock or Common Stock at any time under the following circumstances:
(1)    Transfers to any Affiliate, but only if the transferee agrees in writing for the benefit of the Company (in form and substance reasonably satisfactory to the Company and with a copy thereof to be furnished to the Company) to be bound by the transfer restrictions in this Section 4.2; and
(2)    Transfers that have been approved in writing by the Board of Directors.
(e)    Notwithstanding Sections 4.2(a), (b) and (c), the Google Parties will not at any time directly or knowingly indirectly Transfer any Convertible Preferred Stock or Common Stock issued upon conversion of the Convertible Preferred Stock to a Company Competitor or

other corporate strategic investors or any affiliates thereof without the prior approval of the Board of Directors.
(f)    In the event the Purchaser (or any transferee) Transfers Convertible Preferred Stock or Common Stock issued upon conversion of the Convertible Preferred Stock in accordance with the terms of this Agreement, the Purchaser (or transferee, if applicable) shall provide notice to the Company of any such Transfer, which notice should identify the potential transferee, prior to the consummation of any such Transfer.
4.3 Legend.
(a) The Purchaser agrees that all certificates or other instruments representing the Purchased Preferred Stock or Common Stock issuable upon conversion thereof subject to this Agreement will bear a legend substantially to the following effect:
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTMENT AGREEMENT, DATED AS OF JUNE 29, 2016, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.
(b)    Upon request of the applicable Google Party, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state laws, the Company shall promptly cause the first paragraph of the legend to be removed from any certificate for any Convertible Preferred Stock or Common Stock to be Transferred in accordance with the terms of this Agreement and the second paragraph of the legend shall be removed upon the expiration of such transfer and other restrictions set forth in this Agreement (and, for the avoidance of doubt, immediately prior to any termination of this Agreement). The Purchaser acknowledges that the Convertible Preferred Stock and Common Stock issuable upon conversion of the Convertible Preferred Stock have not been registered under the Securities Act or under any state securities laws and agrees that it will not sell or otherwise dispose of any of the Convertible Preferred Stock or Common Stock issuable upon conversion of the Convertible Preferred Stock, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.
4.4 Designation of Director Nominee.
(a)    For so long as the Google Parties, in the aggregate, Beneficially Own at least 50% of the total Purchased Preferred Stock issued at the Closing, the Purchaser shall have the right to designate one (1) individual to be nominated to stand for election as a member of the Board of Directors through a separate class vote of the Convertible Preferred Stock so long as such person (i) satisfies the minimum individual qualifications established under the Company’s Corporate Governance Guidelines, (ii) is reasonably satisfactory to the Company in its good faith judgement and (iii) meets all requirements regarding service as a director of the Company under applicable law or stock exchange rules regarding service as a director of the Company. In the event that such a designee does not meet any of the foregoing requirements, the Purchaser shall have the right to designate a different designee until a designee satisfies all of such requirements. The Company hereby agrees that Laela Sturdy is deemed to satisfy all of such requirements.
(b)    To the extent the Purchaser is entitled to designate an individual for nomination for election to the Board of Directors pursuant to Section 4.4(a), the Company shall take all actions necessary and appropriate to cause to be elected to the Board of Directors, at the earliest time as is commercially reasonably, such individual so designated by the Purchaser in accordance with the terms hereof, including the nomination of such designee for election to the Board of Directors and the inclusion of such nominee in any proxy statement of the Company for any applicable annual or special meeting of stockholders together with a recommendation of the Board of Directors in favor of the election of such nominee. So long as the Purchaser is entitled to designate an individual for nomination for election to the Board of Directors pursuant to Section 4.4(a), the Company shall not take any action to remove such person as such a director without the prior written consent of the Purchaser.
(c)    To the extent the Purchaser is entitled to designate an individual for nomination for election to the Board of Directors pursuant to Section 4.4(a), the Purchaser shall not, and shall cause each other Google Party not to, vote any shares of Convertible Preferred Stock held by any of them in favor of the election of any person to serve as a director elected by the Convertible Preferred Stock under the Series A Certificate other than a person that has been nominated for election by the Company in accordance with the provisions of this Section 4.4.
(d)    At any time that a person designated by the Purchaser pursuant to this Section 4.4 is serving on the Board of Directors, the Company shall maintain, and provide that such director is entitled to the benefits of, a directors’ and officers’ insurance policy with an insurer of recognized financial responsibility providing for coverage in amounts prudent and customary for the Company’s circumstances.
(e)    At such time as the Purchaser is no longer entitled to designate an individual for nomination for election to the Board of Directors pursuant to Section 4.4(a), unless otherwise agreed by the Board of Directors, the director so elected shall promptly resign.
4.5 Director Recusal. The Purchaser agrees that it will cause any director serving on the Board of Directors that it has designated for nomination pursuant to Section 4.4(a) to recuse himself/herself from any conversations of the Board of Directors deemed in good faith by the Company’s Chief Executive Officer to involve matters relating to (a) any proposal or inquiry received by the Company from a competitor of the Purchaser or any of its Affiliates relating to an acquisition, including a merger, consolidation or other business combination transaction, of the Company or any of the Company’s Subsidiaries, or the purchase of all or substantially all of the securities of the Company or the assets of the Company and its Subsidiaries taken as a whole, (b) any proposed or pending acquisition by the Company or any of its Subsidiaries of a company or business line that directly or indirectly competes with the Purchaser or any of its Affiliates or (c) any products or services, and strategic decisions related thereto, of the Company that, or would upon development, directly or indirectly compete with products or services of the Purchaser or any of its Affiliates.
4.6 Google Director Consent. Following the Closing, and for so long as the Purchaser is entitled to designate a nominee for election to the Board of Directors pursuant to Section 4.4(a), none of the following actions shall be taken by the Board of Directors, the Company or any Subsidiary of the Company, as applicable, without the Google Director Consent:
(a)    any amendment or modification of the rights, preferences or privileges of the Convertible Preferred Stock; and
(b)    any increase or decrease of the authorized number of shares of Convertible Preferred Stock.
4.7 Tax Matters.
(a)    The Company and its paying agent shall be entitled to withhold taxes on all payments on the Convertible Preferred Stock or Common Stock or other securities issued upon conversion of the Convertible Preferred Stock to the extent required by law.   Prior to the date of any such payment, the Purchaser (or any transferee) shall deliver to the Company or its paying agent a duly executed, valid, accurate and properly completed Internal Revenue Service Form W‑9 or an appropriate Internal Revenue Service Form W-8, as applicable.
(b)     In the case of conversion of Convertible Preferred Stock, the Company shall not be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of the shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.
4.8 Corporate Opportunity. The Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of (a) any director designated for nomination for election to the Board of Directors pursuant to Section 4.4(a) who is not an employee of the Company or any of its Subsidiaries, or (b) any holder of Convertible Preferred Stock or any partner, member, director, stockholder, employee or agent of any such holder, other than any person who is an employee of the Company or any of its Subsidiaries (collectively, “Covered Persons”), unless in either case such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as (a) a director of the Company or (b) a holder of Convertible Preferred Stock.

ARTICLE V

MISCELLANEOUS
5.1 Survival. The representations and warranties of the parties contained in this Agreement shall survive until the first anniversary of the Closing, except (i) the representations and warranties contained in Sections 2.1(a), 2.1(c)(1) and 2.1(e), which will survive indefinitely and (ii) the representations and warranties contained in Sections 2.2(a) and 2.2(b)(1), which will survive indefinitely. All of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance.
5.2 Expenses. Each of the parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated pursuant to this Agreement provided that the Company shall reimburse the Purchaser for its reasonable and documented legal expenses of outside counsel incurred in connection with the negotiation and preparation of this Agreement and undertaking of the transactions contemplated pursuant to this Agreement, up to a maximum amount of $100,000.
5.3 Amendment; Waiver. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver of any party to this Agreement, as the case may be, will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
5.4 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile or other means of electronic transmission and such facsimiles or other means of electronic transmission will be deemed as sufficient as if actual signature pages had been delivered.
5.5 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (except to the extent that mandatory provisions of Delaware law are applicable). The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

5.6 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
5.7 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
(a)    If to Purchaser or any Google Party:
Google Capital 2016, L.P.
1600 Amphitheatre Parkway
Mountain View, CA 94043
Attn: Laela Sturdy and Jeremiah Gordon
with a copy to (which copy alone shall not constitute notice):

Wilmer Cutler Pickering Hale and Dorr LLP
350 South Grand Avenue, Suite 2100
Los Angeles, California 90071
Attn: Christopher A. Rose
Fax: (213) 443-5400

(b)    If to the Company:
Care.com, Inc.
77 Fourth Avenue, Fifth Floor
Waltham, MA 02451
Attn: General Counsel
Fax: (781) 890-0193
with a copy to (which copy alone shall not constitute notice):
Latham & Watkins LLP
1000 Winter Street
Suite 3700
Waltham, MA 02451
Attn: John H. Chory
Fax: (781) 434-6601

5.8 Entire Agreement. This Agreement (including the Exhibits hereto), together with the Transaction Documents and the disclosure schedule referenced in Section 2.1, constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

5.9 Assignment. Neither this Agreement, nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party, provided, however, that (a) the Purchaser or any Google Party may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Affiliates in accordance with this Agreement, including Section 4.2(d), and (b) in the event of such assignment, the assignee shall agree in writing to be bound by the provisions of this Agreement; provided, that no such assignment will relieve the Purchaser of its obligations hereunder prior to the Closing.
5.10 Interpretation; Other Definitions. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement. In addition, the following terms are ascribed the following meanings:

(a)    the word “or” is not exclusive;
(b)    the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;
(c)    the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;
(d)    the term “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental action to close; and
(e)    the term “person” has the meaning given to it in Section 3(a)(9) of the Exchange Act.
(f)    “30 Day VWAP” means $ 8.68.
(g)    “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person; provided, however, that (a) portfolio companies in which the Purchaser or its Affiliates have an investment, and (b) the Company, any of its Subsidiaries, or any of the Company’s other controlled Affiliates, in each case, will not be deemed to be Affiliates of the Purchaser for purposes of this Agreement;

provided, however, that for the purposes of Section 3.4, any portfolio company of the Purchaser or its Affiliates that (but for clause (a) of this definition) would be an Affiliate of the Purchaser will be an Affiliate if the Purchaser or any of its Affiliates (or any representative on behalf of the Purchaser or any of its Affiliates) has provided, directly or indirectly, such portfolio company with Information subject to the restrictions in Section 3.4. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.
(h)    “Beneficial Ownership” or “Beneficially Own” shall have the meaning given such term in Rule 13d-3 under the Exchange Act and a person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such Rule; provided, however, that for purposes of determining any person’s Beneficial Ownership, such person shall be deemed to be the Beneficial Owner of any Equity Securities which may be acquired by such person, whether within sixty (60) days or thereafter, upon the conversion, exchange, redemption or exercise of any warrants, options, rights or other securities issued by the Company or any Company Subsidiary.
(i)    “Company Competitor” shall mean, at any time, any person that (a) is engaged directly or indirectly in any services that are competitive with the services provided by the Company or the Company’s Subsidiaries, including (i) web-based platforms for finding and/or booking family care services, including, without limitation, child care, special needs care, tutoring, senior care, pet care, housekeeping and personal care providers, (ii) back-up care services, (iii) senior care planning services, (iv) corporate event care services and (v) household payroll and tax services or (b) is an Affiliate of any person in clause (a).
(j)    “Company Material Adverse Effect” shall mean, with respect to the Company, any Effect that, individually or taken together with all other Effects that have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, is or is reasonably likely to be materially adverse to (i) the business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.
(k)    “Effect” shall mean any change, event, effect or circumstance.
(l)    “Equity Securities” means the equity securities of the Company, including shares Common Stock and Convertible Preferred Stock.
(m)    “Google Director Consent” means the consent or approval of the director serving on the Board of Directors that was designated for nomination by the Purchaser pursuant to Section 4.4(a); provided, however, that if (x) the Purchaser is entitled to designate a nominee for election to the Board pursuant to Section 4.4(a) and (y) no such director is currently serving on the Board of Directors, then the “Google Director Consent” means the consent or approval of the Purchaser.

(n)    “Google Parties” means the Purchaser and each Affiliate of the Purchaser to holding shares of Purchased Preferred Stock or Common Stock that have been transferred it to pursuant to Section 4.2(d).
(o)    “Institutional Investors” means entities or companies whose primary business is investment, including firms primarily funded by private equity.
(p)    “Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.
(q)    “Lien” means any mortgage, pledge, security interest, encumbrance, lien, charge or other restriction of any kind, whether based on common law, statute or contract.
(r)    “Lock-Up Period” means the period beginning on the Closing Date and ending on the earlier of (i) December 29, 2017 and (ii) immediately prior to a Change of Control (as defined in the Series A Certificate).
(s)    “Share Repurchase” means the purchase by the Company of 3,700,000 shares of Common Stock from Matrix Partners VII, LP.
(t)    “Transaction Documents” means this Agreement, the Series A Certificate and the Investor Rights Agreement.
(u)    “Transfer” by any person means directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Equity Securities Beneficially Owned by such person or of any interest (including any voting interest) in any Equity Securities Beneficially Owned by such person. For the avoidance of doubt, a transfer of control of the direct or indirect Beneficial Owner of Equity Securities is a Transfer of such Equity Securities for purposes of this Agreement; provided, however, that, notwithstanding anything to the contrary in this Agreement, a Transfer shall not include (i) the conversion of one or more shares of Convertible Preferred Stock, (ii) the redemption or other acquisition of Common Stock or Preferred Stock by the Company or (iii) the transfer of any limited partnership interests or other equity interests in the Purchaser or any Google Party (or any direct or indirect parent entity of the Purchaser or any Google Party), in each case, unless the transferor or transferee were formed for the purpose of holding any Equity Securities.
5.11 Captions. The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.
5.12 Severability. If any provision of this Agreement or the application thereof to any person (including the officers and directors of the parties hereto) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
5.13 No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto (and their permitted assigns), any benefit right or remedies.
5.14 Public Announcements. Subject to each party’s disclosure obligations imposed by law or regulation or the rules of any stock exchange upon which its securities are listed, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement, and neither the Company nor the Purchaser will make any such news release without first consulting with the other, and, in each case, also receiving the other’s consent (which shall not be unreasonably withheld or delayed) and each party shall coordinate with the party whose consent is required with respect to any such news release or public disclosure.
5.15 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement and the transactions contemplated hereby were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity, and in the event that any action or suit is brought in equity to enforce the provisions of this Agreement, no party will allege, and each party hereby waives the defense or counterclaim, that there is an adequate remedy at law.
5.16 Termination. This Agreement will survive the Closing for so long as any shares of Convertible Preferred Stock are outstanding. Prior to the Closing, this Agreement may only be terminated:
(a)    by mutual written agreement of the Company and the Purchaser;
(b)    by either the Company or the Purchaser upon notice given to the other if the Closing shall not have occurred by July 1, 2016, unless otherwise mutually agreed between the Company and the Purchaser;
(c)    by notice given by the Company to the Purchaser, if there have been one or more inaccuracies in or breaches of one or more representations, warranties, covenants or agreements made by the Purchaser in this Agreement such that the conditions in Section 1.3(c)(1) or (2) would not be satisfied and which have not been cured by the Purchaser thirty (30) days after receipt by the Purchaser of written notice from the Company requesting such inaccuracies or breaches to be cured; or

(d)    by notice given by the Purchaser to the Company, if there have been one or more inaccuracies in or breaches of one or more representations, warranties, covenants or agreements made by the Company in this Agreement such that the conditions in Section 1.3(b)(1) or (2) would not be satisfied and which have not been cured by the Company within thirty (30) days after receipt by the Company of written notice from the Purchaser requesting such inaccuracies or breaches to be cured.
5.17 Effects of Termination. In the event of any termination of this Agreement in accordance with Section 5.16, neither party (or any of its Affiliates) shall have any liability or obligation to the other (or any of its Affiliates) under or in respect of this Agreement, except to the extent of (A) any liability arising from any breach by such party of its obligations of this Agreement arising prior to such termination and (B) any fraud or intentional or willful breach of this Agreement. In the event of any such termination, this Agreement shall become void and have no effect, and (if such termination is prior to the Closing) the transactions contemplated hereby shall be abandoned without further action by the parties hereto, in each case, except (x) as set forth in the preceding sentence and (y) that the provisions of Section 3.4 and Sections 5.3 through 5.15 shall survive the termination of this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

CARE.COM, INC.

By:    /s/ Sheila Lirio Marcelo
    Name: Sheila Lirio Marcelo
Title: Founder, President, Chief Executive
Officer and Director

GOOGLE CAPITAL 2016, L.P.

By:    Google Capital 2016 GP, L.L.C.
Its General Partner

By:    /s/ Jeremiah Gordon
    Name: Jeremiah Gordon
Title: General Counsel and Secretary

1

Schedule I

Convertible PIPE @ $10.50, 5.5% Coupon(1)(2)

Current TSO	32,286,051
19.99% of TSO	6,453,982

Convert with PIK Coupon
	Principal		Equivalent	PIK Shares Issued	Cumulative PIK
Year	Shares	$MM	Equity Ownership	in Year	Shares Issued
At Transaction	4,414,286	$46.350	13.672%	0	0
1	4,660,410	$48.934	14.435%	246,124	246,124
2	4,920,257	$51.663	15.240%	259,847	505,971
3	5,194,592	$54.543	16.089%	274,335	780,306
4	5,484,223	$57.584	16.986%	289,631	1,069,937
5	5,790,002	$60.795	17.933%	305,780	1,375,717
6	6,112,831	$64.185	18.933%	322,829	1,698,546
7	6,453,660	$67.763	19.989%	340,829	2,039,374

Notes:
1. 32,286,051 basic shares outstanding as of 6/27/2016
2. PIK interest accrues semiannually

Schedule I-1

Exhibit A
Form of Convertible
Preferred Stock Certificate of Designations
FORM OF CERTIFICATE OF DESIGNATIONS
OF
CONVERTIBLE PREFERRED STOCK, SERIES A
OF
CARE.COM, INC.
Pursuant to Section 151 of the
General Corporation Law
of the State of Delaware
CARE.COM, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), in accordance with the provisions of Sections 103 and 151 thereof, DOES HEREBY CERTIFY:
FIRST: The Restated Certificate of Incorporation of the Company authorizes the issuance of 5,000,000 shares of preferred stock, par value $0.001 per share, of the Company (“Preferred Stock”) in one or more series, and expressly authorizes the Board of Directors to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to fix the number of shares constituting and the designation of each series of Preferred Stock, the powers (including voting power if any) of the shares of such series, and the preferences and other rights, and the qualifications, limitations or restrictions thereof.
SECOND: The Board of Directors, in accordance with the provisions of the Restated Certificate of Incorporation, the By-laws of the Company and applicable law, adopted the following resolution on June 26, 2016, providing for the issuance of a series of 46,350 shares of Preferred Stock of the Company designated as “Convertible Preferred Stock, Series A.”
RESOLVED, that pursuant to the provisions of the Restated Certificate of Incorporation, the By-laws of the Company and applicable law, a series of Preferred Stock, par value $0.001 per share, of the Company be and hereby is created, and that the number of shares of such series, and the voting and other powers, designations, preferences and other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Exhibit A-1

RIGHTS AND PREFERENCES
Section 1. Designation. There is hereby created out of the authorized and unissued shares of preferred stock of the Company a series of preferred stock designated as the “Convertible Preferred Stock, Series A” (the “Series A Preferred Stock”). The number of shares constituting such series shall be 46,350; provided that the Company may decrease such number from time to time, but not below a number equal to the sum of the number of shares of Series A Preferred Stock then outstanding.
Section 2. Ranking. (a)    The Series A Preferred Stock will rank, with respect to dividend rights and with respect to rights on liquidation, winding-up and dissolution, (i) on a parity with each other class or series of capital stock of the Company the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company and (ii) senior to the Common Stock and each other class or series of capital stock the terms of which do not expressly provide that it ranks on a parity with or senior to the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company.
(b)    Each other class or series of capital stock of the Company the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company are herein referred to as “Parity Securities.”
Section 3. Definitions. Unless the context or use indicates another meaning or intent, the following terms shall have the following meanings, whether used in the singular or the plural:
“Accrued and Unpaid Dividends” means, as of any date with respect to a share of Series A Preferred Stock, the amount, as of such date, of any accrued and unpaid dividends thereon.
“Accruing Dividend” has the meaning sent forth in Section 4(b)(i).
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.
“Beneficial Ownership” or “Beneficially Own” shall have the meanings given such terms in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and a person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such Rule; provided, however, that for purposes of determining any person’s Beneficial Ownership, such person shall be deemed to be the Beneficial Owner of any equity securities of the Company which may be acquired by such person, whether within sixty (60) days or thereafter, upon the conversion, exchange, redemption or exercise of any warrants, options, rights or other securities issued by the Company or any Subsidiary of the Company.

Exhibit A-2

“Board of Directors” means the board of directors of the Company.
“Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York City, New York are generally required or authorized by law to be closed.
“Certificate of Designations” means this Certificate of Designations of CARE.COM, INC., dated June 29, 2016, as it may be amended from time to time in accordance herewith.
“Certificate of Incorporation” means the Restated Certificate of Incorporation of the Company, including this Certificate of Designations and any other certificate of designations incorporated therein under the Delaware General Corporation Law, each as amended from time to time in accordance therewith.
“Change of Control” means (i) any purchase or acquisition (whether by way of tender or exchange offer, merger, share exchange, consolidation, business combination, recapitalization, reorganization or similar transaction) by any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act), that results in such Person or group Beneficially Owning (A) securities representing a majority of the outstanding voting power of the Company entitled to elect the Board of Directors or (B) the majority of the outstanding shares of Common Stock or (ii) any sale, lease, exchange, transfer or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken together as a whole.
“Change of Control Effective Date” has the meaning set forth in Section 12(a).
“Change of Control Election” has the meaning set forth in Section 12(a).
“Change of Control Election Period” has the meaning set forth in Section 12(a).
“Change of Control Payment Date” has the meaning set forth in Section 12(a).
“Close of Business” means (i) with respect to the Record Date for any issuance, dividend, or distribution declared, paid or made on or with respect to any capital stock of the Company, the closing of the Company’s stock register on such date, for the purpose of determining the holders of capital stock entitled to receive such issuance, dividend or distribution, and (ii) in all other cases, 6:00 pm, New York City time, on the date in question.
“Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price (or, if no closing sale price is reported, the last reported sale price) on such date of the shares of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price on such date as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price on such date for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by OTC

Exhibit A-3

Markets Group or a similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.
For purposes of this Certificate of Designations, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange shall be such closing sale price and last reported sale price as reflected on the website of the New York Stock Exchange (www.nyse.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the New York Stock Exchange and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the New York Stock Exchange shall govern.
“Common Stock” means the Company’s Common Stock, par value $0.001 per share.
“Company” means CARE.COM, INC., a Delaware corporation, and any successor thereto.
“Conversion Date” means the date of any Optional Conversion Date or Mandatory Conversion Date, as applicable.
“Conversion Price” means $10.50, subject to adjustments in accordance with this Certificate of Designations.
“Dividend Payment Date” has the meaning set forth in Section 4(b).
“Dividend Rate” means (i) from the Issue Date to, but not including, the Dividend Rate Termination Date, 5.50% per annum and (ii) on or after the Dividend Rate Termination Date, 0.00%.
“Dividend Rate Termination Date” shall mean the first Business Day after the seventh anniversary of the Issue Date.
“Expiration Date” has the meaning set forth in Section 11(c).
“Google Capital” has the meaning set forth in Section 13(b).
“Holder” means the Person in whose name the shares of the Series A Preferred Stock are registered, which may be treated by the Company and the Company’s transfer agent and registrar as the absolute owner of the shares of Series A Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.
“Initial Change of Control Notice” has the meaning set forth in Section 12(a).

Exhibit A-4

“Investment Agreement” means the Investment Agreement, dated as of June 29, 2016, between the Company and GOOGLE CAPITAL 2016, L.P., a Delaware limited partnership, as may be amended from time to time.
“Issue Date” means the date upon which the shares of Series A Preferred Stock are first issued.
“Liquidation Preference” means, as to any share of Series A Preferred Stock, $1,000.00 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series A Preferred Stock), as further adjusted pursuant to Section 4(b) from time to time (unless expressly stated herein).
“Mandatory Conversion Date” means, with respect to the shares of Series A Preferred Stock of any Holder, a Business Day that is (i) designated in a Mandatory Conversion Notice and (ii) following the fifth anniversary of the Issue Date; provided that certain conditions in Section 7(b) are satisfied.
“Mandatory Conversion Notice” has the meaning set for in Section 7(b).
“Mandatory Redemption” has the meaning set forth in Section 9(b).
“Mandatory Redemption Date” has the meaning set forth in Section 9(b)
“Mandatory Redemption Notice” has the meaning set forth in Section 9(b).
“Market Value” means, with respect to any date of determination, the average Closing Price of the Common Stock for a 20 consecutive Trading Day period preceding the earlier of (i) the day preceding the date of determination and (ii) the day before the “ex date” with respect to the issuance or distribution requiring such computation. For purposes of this definition, the term “ex date” when used with respect to any issuance or distribution means the first date on which the Common Stock trades, regular way, on the over-the-counter market or, if the Common Stock is listed on a national securities exchange, the principal national securities exchange on which the Common Stock is traded at that time, without the right to receive the issuance or distribution.
“Optional Conversion Date” has the meaning set forth in Section 7(a).
“Optional Redemption” has the meaning set forth in Section 9(a).
“Optional Redemption Notice” has the meaning set forth in Section 9(a).
“Parity Securities” has the meaning set forth in Section 2(b). For the avoidance of doubt, the term “Parity Securities” does not mean or include the Common Stock.
“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.
“Preferred Stock” has the meaning set forth in the recitals.

Exhibit A-5

“Purchased Shares” has the meaning set forth in Section 11(c).
“Record Date” means, with respect to any issuance, dividend, or distribution declared, paid or made on or with respect to any capital stock of the Company, the date fixed for the determination of the stockholders entitled to receive such issuance, dividend or distribution.
“Redemption Date” has the meaning set forth in Section 9(b).
“Redemption Price” means with respect to a share of Series A Preferred Stock, the Liquidation Preference thereof plus Accrued and Unpaid Dividends thereon to, but not including, the applicable Redemption Date.
“Series A Director” has the meaning set forth in Section 13(b).
“Series A Preferred Stock” has the meaning set forth in Section 1.
“Subsidiary” means, with respect to any person, any corporation, partnership, joint venture, limited liability company or other entity (x) of which such person or a subsidiary of such person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such person and/or one or more subsidiaries thereof.
“Tender Offer” means a broad solicitation by a Person to purchase a substantial percentage of a company’s equity securities.
“Trading Day” means a Business Day on which the shares of Common Stock:
(i)    are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the Close of Business; and
(ii)    have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.
Section 4. Dividends. (a) From and after the Issue Date, Holders shall be entitled to receive cumulative dividends of the type and in the amount determined as set forth in this Section 4, and no more.
(b)    Accruing Dividends. Commencing on the Issue Date and terminating on the Dividend Rate Termination Date, dividends shall accrue and shall be payable semi-annually in arrears on December 29 and June 29 of each year (each, a “Dividend Payment Date”) or, if any such day is not a Business Day, the preceding Business Day, for each outstanding share of Series A Preferred Stock as follows:

Exhibit A-6

(i)    Dividends at an annual rate equal to the Dividend Rate multiplied by the Liquidation Preference, payable in additional Liquidation Preference per share of Series A Preferred Stock (each such dividend, an “Accruing Dividend”).
(ii)    Accruing Dividends payable pursuant to this Section 4(b) will be computed on the basis of a 360-day year of twelve 30-day months and, for any Dividend Period greater or less than a full Dividend Period, will be computed on the basis of the actual number of days elapsed in the period divided by 180. The period from the Issue Date to and including December 29, 2016 and each period from but excluding a Dividend Payment Date to and including the following Dividend Payment Date is herein referred to as a “Dividend Period”. Accruing Dividends payable pursuant to this Section 4(b) are cumulative. Such dividends shall (i) begin to accrue and be cumulative from the Issue Date, (ii) compound annually (i.e., by increasing the Liquidation Preference of each share of Series A Preferred Stock annually in an amount equal to the sum of the Accruing Dividends payable per share of Series A Preferred Stock) and (iii) be payable semi-annually in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date, in each case, whether or not declared by the Board of Directors.
(iii)    If a Conversion Date with respect to any share of Series A Preferred Stock is prior to the Record Date for any dividend, the Holder of such shares will not be entitled to any such dividend, subject to any accrued but unpaid dividends being taken into account in Section 7. If a Conversion Date with respect to any share of Series A Preferred Stock is after the Record Date for any dividend but before the corresponding Dividend Payment Date, the Holder of such share of Series A Preferred Stock shall have the right to receive such dividend, notwithstanding the conversion of such shares prior to the Dividend Payment Date. Dividends shall cease to accrue in respect of shares of the Series A Preferred Stock on the date of their redemption unless the Company shall have failed to pay the relevant redemption price on the date fixed for redemption.
(c)     Participating Dividends. If the Board of Directors, or a duly authorized committee of the Board of Directors, declares and pays a cash dividend in respect of Common Stock or any other dividend or distribution in respect of Common Stock for which no adjustment in the Conversion Price is required to be made pursuant to Section 11, then the Board of Directors, or a duly authorized committee of the Board of Directors, shall declare and pay to the Holders of the Series A Preferred Stock, on the same dates on which such cash dividend (or other dividend or distribution) is declared or paid, as applicable, on the Common Stock, a dividend or distribution in the same form and in an amount per share of Series A Preferred Stock equal to the product of (i) the per share dividend or distribution declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Series A Preferred Stock is then convertible on the Record Date for such dividend or distribution; provided, however, that (x) until such dividend or distribution (and each other dividend or distribution declared or (to the extent the applicable Dividend Payment Date has occurred) accrued on the Series A Preferred Stock, including under Section 4(b)) has been paid in full in respect of Series A Preferred Stock, the Company may not make any payment of such dividend or distribution with respect to any class or series of capital stock that ranks junior to the Series A

Exhibit A-7

Preferred Stock with respect to dividend rights and (y) to the extent that the Company declares a dividend on the Series A Preferred Stock and any class or series of capital stock that ranks on parity with the Series A Preferred Stock with respect to dividend rights but does not have sufficient legally available funds to make the full payment of such declared dividends, the Company shall allocate the dividend payments on a pro rata basis among the Holders of the Series A Preferred Stock and the holders of any class or series of capital stock that ranks on parity with the Series A Preferred Stock with respect to dividend rights. No cash dividend (or any other dividend or distribution for which no adjustment to the Conversion Price is required to be made pursuant to Section 11) may be declared or paid unless the Board of Directors and the Company comply with this Section 4(c).
(d)    Each dividend will be payable to Holders of record as they appear in the records of the Company on the applicable Record Date, which with respect to dividends payable pursuant to Section 4(b), shall be on the fifteenth day of the month in which the relevant Dividend Payment Date occurs and with respect to dividends payable pursuant to Section 4(c) shall be the record date in respect of such dividend or distribution.
(e)    For the avoidance of doubt, the term “Liquidation Preference” as used in this Section 4 shall not be deemed to include Accruing Dividends that have accrued subsequent to the immediately preceding Dividend Payment Date, but have not yet been added to the Liquidation Preference of a share of Series A Preferred Stock pursuant to Section 4(b).
Section 5. Liquidation. (a)  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, Holders shall be entitled to receive out of the assets of the Company or proceeds thereof legally available for distribution to stockholders of the Company, after satisfaction of all liabilities, if any, to creditors of the Company and subject to Section 5(b) and to the rights of holders of any shares of capital stock of the Company then outstanding ranking senior to the Series A Preferred Stock in respect of distributions upon liquidation, dissolution or winding up of the Company, and before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other classes or series of capital stock of the Company ranking junior to the Series A Preferred Stock as to such distribution, a liquidating distribution in an amount equal to (i) the Liquidation Preference per share plus (ii) Accrued and Unpaid Dividends, if any, prior to the date of payment of such distribution. After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Company.
(b)    In the event the assets of the Company available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series A Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

Exhibit A-8

(c)    The Company’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Company, or the sale of all or substantially all of the Company’s property or business or other assets will not constitute its liquidation, dissolution or winding up, but instead shall be subject to Section 12.
Section 6. Maturity. The Series A Preferred Stock shall be perpetual unless converted or redeemed in accordance with this Certificate of Designations.
Section 7. Conversion. (a)  Optional Conversion. Each share of Series A Preferred Stock shall be convertible, at the option of the Holder thereof, at any time, and from time to time, including any time prior to a Mandatory Redemption, into the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock equal to the quotient of (1) the Liquidation Preference plus Accrued and Unpaid Dividends divided by (2) the Conversion Price. In order to convert shares of Series A Preferred Stock into shares of Common Stock pursuant to this Section 7(a), the Holder must surrender the certificates (or if such Holder has so elected to hold its Series A Preferred Stock in uncertificated book-entry shares with the Company’s transfer agent, then such uncertificated book-entry shares) representing such shares of Series A Preferred Stock (or, if such certificate or certificates have been lost, stolen, or destroyed, a lost certificate affidavit and indemnity in form and substance reasonably acceptable to the Company), accompanied by transfer instruments reasonably satisfactory to the Company, at the principal office of the Company (or such other place mutually acceptable to the Holder and the Company), together with written notice that such Holder elects to convert all or such number of shares represented by such certificates as specified therein. With respect to a conversion pursuant to this Section 7(a), the date of receipt of such certificates, together with such notice, by the Company or (in accordance with the immediately preceding sentence) its authorized agent will be the date of conversion (an “Optional Conversion Date”). In the event that (i) a Holder transfers shares of Series A Preferred Stock and (ii) the Holder subsequently receives written notice from the Company that such transfer was not permitted by and in accordance with the Investment Agreement (a “Non-Compliant Transfer”), the shares so transferred shall be automatically converted into shares of Common Stock at the Conversion Price in effect immediately prior to such transfer (in which case the date of such transfer shall be deemed to be the Conversion Date) if such shares are not transferred back to such Holder within 30 days of receiving the Company’s notice of Non-Compliant Transfer; provided that if at such time Holder is contesting in good faith the Company’s conclusion that such transfer was a Non-Compliant Transfer, no such conversion shall occur until such dispute has been resolved.
(b)    Mandatory Conversion. Subject to the conditions set forth in this Section 7(b), the Company shall have the right at any time to cause each Holder of Series A Preferred Stock to mandatorily convert its shares of Series A Preferred Stock into Common Stock by delivering to the Holder written notice (a “Mandatory Conversion Notice”) electing to exercise its rights under this Section 7(b) and specifying (A) the applicable Mandatory Conversion Date (which in the case of a Mandatory Conversion Notice delivered between the fifth anniversary of the Issue Date and prior to the Dividend Rate Termination Date, shall be no earlier than the date such Mandatory Conversion Notice is delivered to such Holder, and, in the case of a Mandatory Conversion Notice delivered on or after the Dividend Rate Termination Date, shall be no earlier

Exhibit A-9

than 60 days following the date such Mandatory Conversion Notice is delivered to such Holder), (B) that the conversion will occur on such Mandatory Conversion Date and (C) with respect to such Holder, the number of shares of Common Stock into which such Holder’s shares of Series A Preferred Stock will convert. Notwithstanding the foregoing, the Company may not deliver a Mandatory Conversion Notice until after the fifth anniversary of the Issue Date. Between the fifth anniversary of the Issue Date and prior to the Dividend Rate Termination Date, the Company may only deliver a Mandatory Conversion Notice if, during such period, the Closing Price of the Common Stock equals or exceeds 150% of the prevailing Conversion Price for at least 20 Trading Days within a period of 30 consecutive Trading Days, including the last Trading Day of such 30-day period. In the event the Company has the right to deliver a Mandatory Conversion Notice after the fifth anniversary of the Issue Date and prior to the Dividend Rate Termination Date, such notice may be delivered at any time commencing the first Business Day following the final Trading Day of such 30 consecutive Trading Day period. If the Company elects to cause less than all the shares of the Series A Preferred Stock to be converted, the Company shall select the Series A Preferred Stock to be converted from each Holder on a pro rata basis. Notwithstanding the foregoing, if the Company selects a portion of a Holder’s Series A Preferred Stock for partial conversion at the option of the Company and such Holder converts an additional portion of its shares of Series A Preferred Stock, both converted portions will be deemed to be from the portion selected for conversion at the option of the Company under this Section 7 and the pro rata allocations of shares of Series A Preferred Stock to be converted from each other Holder shall be reduced accordingly. Each share of Series A Preferred Stock converted pursuant to this Section 7(b) shall be converted into the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock equal to the quotient of (1) the Liquidation Preference plus Accrued and Unpaid Dividends divided by (2) the Conversion Price in effect at the time of such conversion.
Section 8. Conversion Procedures. (a)  On a Conversion Date, with respect to any share of Series A Preferred Stock, certificates (or if (x) the Holder shall so elect, (y) permitted by applicable law, including the Securities Act of 1933, and (z) the Company or its transfer agent already provides, for one or more other Holders, for uncertificated book-entry shares of Common Stock, then such uncertificated book-entry shares) representing the number of shares of Common Stock into which the applicable shares of Series A Preferred Stock are converted shall be promptly issued and delivered to the Holder thereof or such Holder’s designee upon presentation and surrender of the certificate evidencing the Series A Preferred Stock (or, if such certificate or certificates have been lost, stolen, or destroyed, a lost certificate affidavit and indemnity in form and substance reasonably acceptable to the Company) to the Company and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes, if any, allocable to the Holder pursuant to Section 18(b).
(b)    From and after a Conversion Date, the shares of Series A Preferred Stock to be converted on such Conversion Date, will cease to be entitled to any dividends that may thereafter be declared on the Series A Preferred Stock; such shares of Series A Preferred Stock will no longer be deemed to be outstanding for any purpose; and all rights (except the right to receive from the Company the Common Stock upon conversion thereof and any dividends previously declared or otherwise accrued on the Series A Preferred Stock but not paid) of the

Exhibit A-10

Holder of such shares of Series A Preferred Stock to be converted shall cease and terminate with respect to such shares. Prior to the Conversion Date, except as otherwise provided herein, Holders shall have no rights as owners of the Common Stock (or other relevant capital stock or equity interest into which the Series A Preferred Stock may then be convertible in accordance herewith) (including voting powers, and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding shares of Series A Preferred Stock.
(c)    Shares of Series A Preferred Stock duly converted in accordance with this Certificate of Designations, or otherwise reacquired by the Company, will resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series, and will be available for future issuance, but shall not be reissued as shares of Series A Preferred Stock. The Company may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock but not below the aggregate number of shares of Series A Preferred Stock then outstanding.
(d)    The Person or Persons entitled to receive the Common Stock and/or cash issuable upon conversion of Series A Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the Close of Business on a Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash to be issued or paid upon conversion of shares of Series A Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Company shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.
(e)    In the event that fewer than all of the shares of Series A Preferred Stock held by any Holder are converted pursuant to Section 7(a), then a new certificate (or book-entry shares) representing the unconverted shares of Series A Preferred Stock shall be issued to such Holder concurrently with the issuance of the certificates (or book-entry shares) representing the applicable Common Stock.
Section 9. Redemption.
(a)    Optional Redemption. At any time after the Dividend Rate Termination Date, each Holder shall have the right to cause the Company to redeem (an “Optional Redemption”), at the Redemption Price, all of its outstanding shares of the Series A Preferred Stock. Notice of such redemption (an “Optional Redemption Notice”) shall be sent by or on behalf of the demanding Holder to the Company at least 60 days prior to the date on which the Holder requests redemption of its shares of Series A Preferred Stock by the Company (an “Optional Redemption Date).
(b)    Mandatory Redemption. At any time after the Dividend Rate Termination Date, the Company shall have the right pursuant to this Section 9(b) to redeem (a “Mandatory Redemption”), at the Redemption Price, all outstanding shares of the Series A Preferred Stock. Notice of such redemption (a “Mandatory Redemption Notice”) shall be sent by or on behalf of

Exhibit A-11

the Company at least 60 days prior to the date on which the Company elects to redeem the Series A Preferred Stock (a “Mandatory Redemption Date” and, together with any Optional Redemption Date and the date of any redemption in connection with a Change of Control Election, each a “Redemption Date”), by first class mail, postage prepaid, to all holders of record of the Series A Preferred Stock at their respective last addresses as they shall appear on the books of the Company’s transfer agent.
Section 10. Redemption Procedures.
(a)    Form of Notice of Redemption. In addition to any information required by law, the Mandatory Redemption Notice required to be delivered to Holders pursuant to Section 9(b) shall specify (i) the relevant Redemption Date; (ii) the Redemption Price; (iii) the place or places in the United States where certificates for such shares (or uncertificated book-entry shares) are to be surrendered for payment of the Redemption Price; (iv) that dividends on the shares to be redeemed will cease to accrue on the Redemption Date; (v) the Conversion Price; (vi) that Series A Preferred Stock called for redemption may be converted at any time before the Close of Business on the Mandatory Redemption Date; and (vii) that Holders of Series A Preferred Stock must satisfy the requirements of Section 7(a) and Section 8 above if such Holders desire to convert such shares.
(b)    On or prior to any Redemption Date, the Company shall deposit the Redemption Price for all shares of Series A Preferred Stock not yet redeemed or converted with a bank or trust corporation as a trust fund for the benefit of the respective Holders of the Series A Preferred Stock, with irrevocable instructions and authority to the bank or trust corporation to publish the notice of redemption thereof and pay the Redemption Price for such shares to their respective Holders on or after such Redemption Date, upon receipt of notification from the Company that such Holder has surrendered its share certificate (or uncertificated shares held in book-entry) to the Company as specified in the notice delivered pursuant to Section 10(a).
(c)    If notice has been mailed in accordance with Section 10(a) and provided that, on or before any Redemption Date, all funds necessary for such redemption shall have been set aside by the Company, separate and apart from its other funds in trust for the pro rata benefit of the Holders of the Series A Preferred Stock, so as to be, and to continue to be available therefor, then, from and after the applicable Redemption Date, dividends on the shares of the Series A Preferred Stock shall cease to accrue, and said shares shall no longer be deemed to be outstanding and shall not have the status of shares of Series A Preferred Stock, and all rights of the Holders thereof as shareholders of the Company (except the right to receive from the Company the Redemption Price) shall cease. Upon surrender, in accordance with said notice, of the certificates for any shares (or any uncertificated shares in book-entry form) so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and the notice shall so state), such shares shall be redeemed by the Company at the Redemption Price.
(d)    Any funds deposited with a bank or trust Company for the purpose of redeeming Series A Preferred Stock shall be irrevocable except that:

Exhibit A-12

(i)    the Company shall be entitled to receive from such bank or trust Company the interest or other earnings, if any, earned on any money so deposited in trust, and the Holders of any shares redeemed shall have no claim to such interest or other earnings; and
(ii)    any balance of monies so deposited by the Company and unclaimed by the Holders of the Series A Preferred Stock entitled thereto at the expiration of one year from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Company, and after any such repayment, the Holders of the shares entitled to the funds so repaid to the Company shall look only to the Company for payment without interest or other earnings.
(e)    No Series A Preferred Stock may be redeemed except with funds legally available for the payment of the Redemption Price, including a redemption upon a Change of Control Election, as applicable. If, upon the applicable Redemption Date, the assets of the Company legally available to redeem the Series A Preferred Stock shall be insufficient to redeem all outstanding shares of Series A Preferred Stock, (i) the Company shall redeem that number of shares of Series A Preferred Stock that may be redeemed with the assets of the Company legally available to redeem the Series A Preferred Stock (pro rata among the Holders of Series A Preferred Stock based on the relative number of shares of Series A Preferred Stock held by such Holders) and (ii) any unredeemed shares shall be carried forward and shall be redeemed at such time as funds are legally available to so redeem such shares. All shares of Series A Preferred Stock which are subject to redemption hereunder but which have not been redeemed due to insufficient legally available funds and assets shall continue to be outstanding and entitled to all dividends, liquidation, conversion and other rights, preferences and privileges of the Series A Preferred Stock until such shares are converted or redeemed or until the Dividend Rate Termination Date.
(f)    All shares of Series A Preferred Stock redeemed pursuant to Section 9 shall be retired and shall be restored to the status of authorized and unissued shares of Preferred Stock, without designation as to series and may thereafter be reissued as shares of any series of Preferred Stock.
(g)    Except as specifically provided in Section 9 and Section 12, the Series A Preferred Stock shall not be redeemable.
Section 11. Anti-Dilution Adjustments. (a)  The Conversion Price shall be subject to adjustment from time to time (successively and for each event described) in accordance with this Section 11.
(b)    If the Company, at any time or from time to time while any of the Series A Preferred Stock is outstanding, shall (1) pay a dividend or make a distribution on its outstanding shares of Common Stock in shares of the Common Stock, (2) subdivide the then outstanding shares of Common Stock into a greater number of shares of Common Stock or (3) combine the then outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect at the Close of Business on the Record Date for such dividend

Exhibit A-13

or distribution, or immediately preceding the effective time and date of such subdivision or combination shall be adjusted, effective at such time, so that the Holder of each share of the Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number and kind of shares of Common Stock that such Holder would have owned or been entitled to receive immediately following such action had such shares of Series A Preferred Stock been converted immediately prior to such time.
If any dividend or distribution that is the subject of this Section 11(b) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors, or a duly authorized committee of the Board of Directors, publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared. The Company will not pay any dividend or make any distribution on shares of Common Stock held in treasury, if any.
(c)    In the case that a Tender Offer made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such Tender Offer (as amended through the expiration thereof) shall require the payment to holders of the Common Stock (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of aggregate consideration having a fair market value (as determined in good faith by the Board of Directors) per share of Common Stock that exceeds the Closing Price of the Common Stock on the last date on which tenders may be made pursuant to such Tender Offer (as amended through the expiration thereof) (the “Expiration Date”) or, if such date is not a Trading Day, the immediately preceding Trading Day, then, immediately prior to the opening of business on the day after the Expiration Date, the Conversion Price shall be reduced by multiplying the Conversion Price as of immediately prior to the Close of Business on the Expiration Date by a fraction (A) the numerator of which shall be equal to the product of (x) the Market Value on the Expiration Date and (y) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Date, and (B) the denominator of which shall be equal to (x) the product of (I) the Market Value on the Expiration Date and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Date less the number of all shares validly tendered, not withdrawn and accepted for payment on the Expiration Date (such validly tendered shares, up to any such maximum, being referred to as the “Purchased Shares”) plus (y) the amount of cash plus the fair market value (as determined in good faith by the Board of Directors) of the aggregate consideration payable to stockholders of the Company pursuant to the Tender Offer (assuming the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares).
(d)    If the Company takes any action affecting the Common Stock, other than an action described in Section 11(b) and Section 11(c), which upon a determination by the Board of Directors, in its sole discretion, is intended to be a “fact” for purposes of Section 151(a) of the General Corporation Law of the State of Delaware, that would materially adversely affect the conversion rights of the Holders of the Series A Preferred Stock, the Conversion Price shall be decreased, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors determines in good faith to be equitable in the circumstances.

Exhibit A-14

(e)    (i) All calculations under this Section 11 shall be made to the nearest 1/100,000 of a share of Common Stock per share of Series A Preferred Stock. No adjustment in the Conversion Price is required if the amount of such adjustment would be less than 1%; provided, however, that any such adjustment not required to be made pursuant to this Section 11(e)(i) will be carried forward and taken into account in any subsequent adjustment; provided, further, that any such adjustment of less than 1% that has not been made will be made upon (x) a Conversion Date or Redemption Date or (y) the date of any Change of Control or Mandatory Cancellation.
(ii)    No adjustment to the Conversion Price shall be made, including with respect to Section 4(c) hereof, if Holders participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series A Preferred Stock, without having to convert the Series A Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series A Preferred Stock may then be converted.
(iii)    Notwithstanding the foregoing, the Conversion Price shall not be adjusted:
(A)    upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;
(B)    upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan, agreement or program of or assumed by the Company or any of its subsidiaries;
(C)    upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series A Preferred Stock were first issued;
(D)    for a change in the par value of Common Stock;
(E)    for accrued and unpaid dividends on the Series A Preferred Stock; or
(F)    in connection with any repurchase or retirement of Common Stock other than a Tender Offer that would adjust the Conversion Price pursuant to Section 11(c).
(f)    Whenever the Conversion Price is to be adjusted in accordance with Section 11, the Company shall: (i) compute the Conversion Price in accordance with Section 11, taking into account Section 11(e)(i) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 11, taking into account Section 11(e)(i) (or if the Company is not aware of such occurrence, as soon as

Exhibit A-15

practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 11 hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.
(g)    Notwithstanding anything to the contrary in this Certificate of Designations, including Section 11 hereof, in no event shall the Series A Preferred Stock be convertible into more than 6,453,660 shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization, which, for the avoidance of doubt, excludes any adjustment pursuant to Section 11(c) or Section 11(d) hereof), which represents 19.9% of the Company’s outstanding Common Stock immediately prior to the Issue Date.
Section 12. Change of Control.
(a)    Change of Control Election. On or before the 20th Business Day prior to the date on which the Company anticipates that a Change of Control will be consummated (such date, the “Change of Control Effective Date”) (or, if later, promptly after the Company discovers that a Change of Control will or is reasonably likely to occur or has occurred), a written notice shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company (such notice, an “Initial Change of Control Notice”). The Initial Change of Control Notice shall contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Change of Control has occurred) and shall set forth the material terms of the Change of Control or expected Change of Control, including whether the Change of Control is expected to result in the conversion or cancellation of the Common Stock in exchange for the right to receive consideration and, if so, the consideration expected to be payable in respect thereof. Within 20 Business Days of the receipt of an Initial Change of Control Notice (the “Change of Control Election Period”), each Holder of outstanding shares of Series A Preferred Stock may elect to: (i) require the Company to redeem all of its outstanding shares of Series A Preferred Stock at a price per share equal to 150% of the Liquidation Preference plus Accrued and Unpaid Dividends or (ii) convert all of its shares of Series A Preferred Stock into Common Stock pursuant to Section 7(a) and Section 8 hereof (each a “Change of Control Election”). Each Change of Control Election made with respect to an anticipated Change of Control that has not yet occurred shall be revocable by the applicable Holder until, and shall be contingent upon, the consummation of such Change of Control, and, other than in the case of a Change of Control resulting in a Mandatory Cancellation as provided in Section 12(b), in the event a Holder fails to make a Change of Control Election prior to the end of the Change of Control Election Period, such Holder’s right to make a Change of Control Election with respect to such Change of Control shall be forfeited. Subject to the consummation of the applicable Change of Control, upon a date that is no later than the later of: (x) 10 Business Days following the expiration of the Change of Control Election Period and (y) 5 Business Days following the Change of Control Effective Date (such date, the “Change of Control Payment Date”), the Company shall consummate each Holder’s Change of Control Election.

Exhibit A-16

(b)    Mandatory Cancellation. Notwithstanding the provisions of Section 12(a), if a Change of Control results in the conversion or cancellation of the Common Stock in exchange for consideration consisting exclusively of cash or securities listed for trading on a U.S. national securities exchange (“Listed Securities”), then, regardless of whether a Holder makes a Change of Control Election pursuant to Section 12(a), such Holder shall be deemed to have made a Change of Control Election in favor of the alternative that would result in the Holder receiving the greatest amount of consideration payable upon redemption or conversion of its outstanding shares of Series A Preferred Stock immediately prior to the conversion or cancellation of the Common Stock, with any Listed Securities being valued for such purpose at their closing price per share on the principal national securities exchange on which they are listed on the Trading Day immediately preceding the day on which the Common Stock is converted or cancelled in connection with such Change of Control and the Holder’s outstanding shares of Series A Preferred Stock shall be automatically cancelled, without the necessity of any action on the part of the Holder, in exchange for the right to receive payment of such consideration on the date of the conversion or cancellation of the Common Stock in connection with such Change of Control (a “Mandatory Cancellation”). In the event of a Mandatory Cancellation, the Company shall provide (or shall cause its successor to provide) notice of such Mandatory Cancellation to the Holders and instructions to the Holders for the surrender of the certificates (or book-entry accounts) representing the shares of Series A Preferred Stock (or, if such certificate or certificates have been lost, stolen, or destroyed, a lost certificate affidavit and indemnity in form and substance reasonably acceptable to the Company or its successor, as applicable), and the Holders’ right to receive payment pursuant to this Section 12(b) shall not be conditioned upon any matters other than such surrender of certificates (or book-entry accounts).
(c)    Change of Control Election Procedures. To exercise a Change of Control Election (other than as specified in Section 12(b)), a Holder must, no later than 5:00 p.m., New York City time, on or prior to the expiration of the Change of Control Election Period, surrender to the Company the certificates (or book-entry accounts) representing the shares of Series A Preferred Stock to be redeemed or converted, as applicable (or, if such certificate or certificates have been lost, stolen, or destroyed, a lost certificate affidavit and indemnity in form and substance reasonably acceptable to the Company), and indicate its Change of Control Election pursuant to Section 12(a).
(d)    Insufficient Legally Available Funds. If on a Change of Control Payment Date, the Company does not have sufficient legally available funds to purchase all shares of Series A Preferred Stock surrendered in connection with any such Change of Control Election pursuant to clause (i) of Section 12(a), then the Company shall purchase the maximum number of shares of Series A Preferred Stock that may be purchased with such legally available funds on a pro rata basis and the Holders shall be entitled to withdraw any Change of Control Election with respect to unpurchased shares. To the extent that Holders do not withdraw Change of Control Elections pursuant to the foregoing sentence, the Company shall redeem or pay cash consideration on, as applicable, any remaining shares as soon as it has any additional legally available funds.

Exhibit A-17

Section 13. Voting Powers. (a) In addition to the other voting powers and consent rights set forth in this Certificate of Designations, including this Section 13 and as otherwise provided by law, the Holders shall be entitled to (i) vote with the holders of the Common Stock on all matters submitted for a vote of holders of Common Stock, (ii) when voting with the Common Stock, cast a number of votes equal to the number of shares of Common Stock into which all shares of Series A Preferred Stock held by such Holder are convertible as of the record date for the determination of the holders of Common Stock entitled to vote on the matter in question and (iii) notice of all stockholders’ meetings in accordance with the Certificate of Incorporation and By-laws of the Company, and applicable law or regulation or stock exchange rule, as if the Holders of Series A Preferred Stock were holders of Common Stock.
(b)    For so long as GOOGLE CAPITAL 2016, L.P. and its Affiliates (collectively, “Google Capital”) Beneficially Own at least 50% of the shares of Series A Preferred Stock purchased from the Company pursuant to the Investment Agreement (accounting for any appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock), the holders of Series A Preferred Stock shall have the exclusive right, voting separately as a class, to elect one director to the Board of Directors (such director, herein referred to as a “Series A Director”). For the avoidance of doubt, the right of the Series A Preferred Stock to vote for the election of the Series A Director shall be in addition to the right of the Series A Preferred Stock to vote together with the holders of Common Stock for the election of the other members of the Board of Directors.
(c)    The Series A Director so elected shall serve until his or her successor is elected and qualified or his or her earlier resignation or removal; any vacancy or newly created directorship in the position of the Series A Director may be filled only by the affirmative vote of the holders of Series A Preferred Stock and the Series A Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote of the holders of Series A Preferred Stock, in each case at a special meeting called for such purpose or by written consent of the holders of Series A Preferred Stock, and any vacancy created by such removal may also be filled by the holders of Series A Preferred Stock at such meeting or by such consent. So long as holders of Series A Preferred Stock are entitled to elect a Series A Director pursuant to Section 13(b), in connection with any annual or special meeting (or any action by written consent in lieu of a meeting) of stockholders of the Company at (or, in the case of a written consent, by) which directors of the class to which the Series A Director is initially elected are to be elected, then the holders of the Series A Preferred Stock shall be entitled to elect a Series A Director based on the number of shares of Series A Preferred Stock outstanding on the record date for such meeting (or written consent). Notwithstanding the foregoing, at such time as the threshold set forth in Section 13(b) is not satisfied, the right of the holders of Series A Preferred Stock to elect the Series A Director shall terminate and the then serving Series A Director shall promptly resign and shall not be replaced with a new director. The Company and the Board of Directors shall take any and all actions within their respective power to ensure compliance with the terms of this Section 13.

Exhibit A-18

(d)    Each Holder of Series A Preferred Stock will have one vote per share on any matter on which Holders of Series A Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent.
(e)    Notwithstanding anything to the contrary in this Certificate of Designations, in no event shall: (i) the aggregate voting power of the Series A Preferred Stock on matters submitted for a vote of holders of Common Stock exceed the equivalent of 6,453,660 shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization, which, for the avoidance of doubt, excludes any adjustment pursuant to Section 11(c) or Section 11(d) hereof), with any related reduction in voting power as a result of the foregoing limitation applied pro rata among the holders of Series A Preferred Stock based on the relative number of shares of Series A Preferred Stock held by such holders; or (ii) the Conversion Price used for the purposes of determining the voting power of the Series A Preferred Stock on matters submitted for a vote of holders of Common Stock adjust below $8.24 as a result of an adjustment pursuant to Section 11(c) or Section 11(d) hereof.
Section 14. Fractional Shares. (a) No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series A Preferred Stock.
(b)    In lieu of any fractional share of Common Stock otherwise issuable in respect of any conversion pursuant to Section 7 and 8 hereof, the Company shall pay (concurrently with the issuance of the shares of Common Stock) an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding a Conversion Date.
(c)    If more than one share of the Series A Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series A Preferred Stock so surrendered.
Section 15. Protective Provisions. At any time when at least 50% of the shares of Series A Preferred Stock purchased from the Company pursuant to the Investment Agreement (accounting for any appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock) are outstanding, the Company shall not, either directly or indirectly do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation) the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:
(a)    amend, alter or repeal any provision of the Certificate of Incorporation in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock;

Exhibit A-19

(b)    create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks equal to or junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends and rights of redemption, or increase the authorized number of shares of Series A Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks equal to or junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends and rights of redemption; or
(c)    reclassify, alter or amend any existing security of the Company that is equal to or junior to the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series A Preferred Stock in respect of any such right, preference, or privilege.
Section 16. Reservation of Common Stock. (a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares of Common Stock acquired by the Company and not retired, solely for issuance upon the conversion of shares of Series A Preferred Stock as provided in this Certificate of Designations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series A Preferred Stock then outstanding. The Company shall take all such corporate and other actions as from time to time may be necessary to ensure that all shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock will, upon issue, be duly and validly authorized and issued, fully paid and nonassessable. For purposes of this Section 16, the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.
(b)    Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of shares of Series A Preferred Stock, as herein provided, shares of Common Stock acquired and not retired by the Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances that may result solely from such shares of Common Stock being held by the Holders).
(c)    All shares of Common Stock delivered upon conversion of the Series A Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).
Section 17. Replacement Certificates. The Company shall replace any mutilated Series A Preferred Stock certificate at the Holder’s expense upon surrender of that certificate to the Company. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company of satisfactory evidence that the certificate has

Exhibit A-20

been destroyed, stolen or lost, together with any indemnity that may reasonably be required by the Company.
Section 18. Miscellaneous. (a) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, addressed: (i) if to the Company, to its office at 77 Fourth Avenue, Waltham, MA 02451 or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company, or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.
(b)    The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series A Preferred Stock or shares of Common Stock or other securities issued on account of Series A Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series A Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series A Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the reasonable satisfaction of the Company, that such tax has been paid or is not payable.
(c)    No share of Series A Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Company, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.
(d)    The shares of Series A Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law or the Investment Agreement.

Exhibit A-21

IN WITNESS WHEREOF, CARE.COM INC. has caused this Certificate of Designations to be signed by its authorized corporate officer this 29th day of June, 2016.
CARE.COM, INC.

By:
Name:
Title:

Exhibit A-22

Exhibit B
Form of Investor Rights Agreement

INVESTOR RIGHTS AGREEMENT
This INVESTOR RIGHTS AGREEMENT (this “Agreement”), dated as of June 29, 2016, is by and between Care.com, Inc., a Delaware corporation (the “Company”), and Google Capital 2016, L.P., a Delaware limited partnership (the “Purchaser”). The Purchaser and any other Person who may become a party hereto pursuant to Section 11(c) are referred to individually as a “Shareholder” and collectively as the “Shareholders”.
WHEREAS, the Company and the Purchaser are parties to the Investment Agreement, dated as of June 29, 2016, as the same may hereafter be amended from time to time (the “Investment Agreement”), providing for the issuance and sale by the Company to the Purchaser of certain shares of Convertible Preferred Stock (the “Purchased Preferred Stock”); and
WHEREAS, the Purchaser desires to have and the Company desires to grant certain registration and other rights with respect to the Registrable Securities on the terms and subject to the conditions set forth in this Agreement.
NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Definitions. As used in this Agreement, the following terms shall have the following meanings, and terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Investment Agreement:
“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Company’s board of directors, (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement or report would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement or report; and (iii) the Company has a bona fide business purpose for not disclosing publicly.
“Agreement” shall have the meaning set forth in the preamble.
“Certificate of Designations” shall mean that certain Certificate of Designations of the Company, setting forth the rights, privileges, preferences and restrictions of the Convertible Preferred Stock, dated as of the date hereof.
“Common Stock” shall mean all shares currently or hereafter existing of Common Stock, par value $0.001 per share, of the Company.
“Convertible Preferred Stock” shall mean all shares currently or hereafter existing of Series A Preferred Stock.

Exhibit B-1

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“Indemnified Party” shall have the meaning set forth in Section 8(c).
“Indemnifying Party” shall have the meaning set forth in Section 8(c).
“Investment Agreement” shall have the meaning set forth in the recitals.
“Lock-up Period” shall have the meaning set forth in the Investment Agreement.
“Losses” shall have the meaning set forth in Section 8(a).
“Marketed Offering” shall mean a registered underwritten offering of Registrable Securities (including the Underwritten Take-Down) that is consummated, withdrawn or abandoned by the applicable Shareholders following formal participation by the Company’s management in a customary “road show” (including an “electronic road show”) or other similar marketing effort by the Company.
“Named Executive Officers” shall have the meaning set forth in Item 402 of Regulation S-K under the Securities Act.
“Person” shall mean any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.
“Proceeding” shall mean an action, claim, suit, arbitration or proceeding (including an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” shall mean the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
“Registrable Securities” shall mean, as of any date of determination, the shares of Common Stock issued or issuable upon the conversion of the Purchased Preferred Stock to the extent held, or issuable upon the conversion of Purchased Preferred Stock held, by a Shareholder, and any other securities issued or issuable with respect to any such shares by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities (i) when they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) at such time that such holder is able to dispose of all of its, his or her Registrable Securities pursuant to Rule 144 without any volume limitations thereunder, (iii) when they shall have ceased to be outstanding, or (iv) when they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.
“Registration Statement” shall mean any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Exhibit B-2

“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“SEC” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.
“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“Selling Shareholder Information” shall have the meaning set forth in Section 8(a).
“Selling Shareholder Questionnaire” shall have the meaning set forth in the Investment Agreement.
“Shareholders” shall have the meaning set forth in the preamble.
“Shelf Offering” means any sale, other than pursuant to the Underwritten Take-Down, by any Shareholder of all or part of its Registrable Securities included by it on a shelf registration statement that is effective pursuant to Section 3(a).
“then outstanding Registrable Securities” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock that are Registrable Securities issuable upon the conversion of the then outstanding Purchased Preferred Stock.
“Underwritten Demand Notice” shall have the meaning set forth in Section 4(a).
“Underwritten Take-Down” shall have the meaning set forth in Section 4(a).
“underwritten registration” or “underwritten offering” shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.
Section 2.    Holders of Registrable Securities. A Person is deemed, and shall only be deemed, to be a holder of Registrable Securities if such Person owns Registrable Securities or has a right to acquire such Registrable Securities and such Person is a Shareholder.
Section 3.    Registration.
(a)    Shelf Registration. Unless otherwise mutually agreed between the Company and the holders of a majority of the then outstanding Registrable Securities, prior to the expiration of the Lock-Up Period, the Company shall use commercially reasonable efforts to register pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the offer, sale and distribution of all Registrable Securities on Form S-3 (which shall be filed pursuant to Rule 415 under the Securities Act), if the Company is then eligible for such short-form, or any similar or successor short-form registration or, if the Company is not then eligible for such short form registration, on Form S-1 or any similar or successor long-form registration; provided that the Company has received the Selling Shareholder Information from the Shareholders registering such Registrable Securities. Except as otherwise agreed by all Shareholders with Registrable Securities, the Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement provided for under this Section 3(a) until all such securities cease to be Registrable Securities or such shorter period upon which all Shareholders with Registrable Securities included in such Registration Statement have notified the Company that such Registrable Securities have actually been sold. If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the expiration of the Lock-Up Period or (B) after a Registration Statement has been declared effective by the SEC and after the expiration of the Lock-Up Period, such Registration Statement is not available to cover the resale of

Exhibit B-3

Registrable Securities registered under such Registration Statement, including by reason of a stop order or the Company’s failure to update such Registration Statement, other than as a result of any Allowed Delay (as defined below) (each a “Registration Default”), then, if such Registration Default has not been cured by the Company within 60 days following its occurrence (the “Registration Cure Deadline”), the Company will make pro rata payments to each Shareholder then holding Registrable Securities that were registered pursuant to such Registration Statement, as liquidated damages and not as a penalty, in an amount equal to 1% of the aggregate purchase price paid by the Purchaser for the Registrable Securities then held by such Shareholder that were registered pursuant to such Registration Statement for each 30-day period or pro rata for any portion thereof following the Registration Cure Deadline (in each case, the “Registration Default Period”). Such payments shall constitute the Shareholders’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) business days following the last day of each month following the commencement of the Registration Default Period until the termination of the Registration Default Period (the “Registration Default Period Payment Date”). Such payments shall be made to each Shareholder in cash. Interest shall accrue at the rate of 1% per month on any such liquidated damages payments that shall not be paid by the Registration Default Period Payment Date until such amount is paid in full.
(b)    Piggyback Registration.
(i)    Subject to the terms and conditions of this Agreement and the Sixth Amended and Restated Investors’ Rights Agreement, dated as of August 3, 2012, by and among the Company and the other parties thereto, if at any time following the expiration of the Lock-Up Period, the Company files a registration statement under the Securities Act with respect to an offering of Common Stock or other equity securities of the Company (such Common Stock and other equity securities collectively, “Other Securities”), whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms, (ii) filed solely in connection with any employee benefit or dividend reinvestment plan or (iii) pursuant to an Underwritten Demand Notice in accordance with Section 4), then the Company shall use commercially reasonable efforts to give written notice of such filing to each Shareholder then holding Registrable Securities at least five (5) business days before the anticipated filing date (or such later date as it becomes commercially reasonable to provide such notice) (the “Piggyback Notice”). The Piggyback Notice and the contents thereof shall be kept confidential by each such Shareholder and its affiliates and representatives, and each such Shareholder shall be responsible for breaches of confidentiality by its affiliates and representatives. The Piggyback Notice shall offer each such Shareholder the opportunity to include in such registration statement, subject to the terms and conditions of this Agreement, the number of Registrable Securities as it may reasonably request (a “Piggyback Registration”). Subject to the terms and conditions of this Agreement, the Company shall use its commercially reasonable efforts to include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received from a Shareholder a written requests for inclusion therein within ten (10) business days following receipt of any Piggyback Notice by such Shareholder, provided that such request shall specify the maximum number of Registrable Securities intended to be disposed of by the Shareholder and the intended method of distribution. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, failure to provide a Piggyback Notice shall not prohibit the commencement of any sale of Other Securities in a public offering to which this Section 3(b) applies. The Shareholders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least five (5) business days prior to the effective date of the registration statement relating to such Piggyback Registration. No Piggyback Registration shall count as the single Underwritten Take-Down that the Shareholders are entitled to demand pursuant to Section 4.
(ii)    If any Other Securities are to be sold in an underwritten offering, (1) the Company or other Persons designated by the Company shall have the right to appoint the book-running, managing and other underwriter(s) for such offering in their discretion and (2) the Shareholders shall be permitted to

Exhibit B-4

include all Registrable Securities requested to be included in such registration in such underwritten offering on the same terms and conditions as such Other Securities proposed by the Company or any third party to be included in such offering; provided, however, that if such offering involves an underwritten offering and the managing underwriter(s) of such underwritten offering advise the Company that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons the Company intends to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that the managing underwriter(s) advise can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (x) to the extent such public offering is the result of a registration initiated by the Company, (i) first, all Other Securities being sold by the Company; (ii) second, all Other Securities of any holders thereof (other than the Company and the Shareholders) requesting inclusion in such registration, pro rata, based on the aggregate number of Other Securities beneficially owned by each such holder and (iii) all Registrable Securities requested to be included in such registration by the Shareholders pro rata, based on the aggregate number of Registrable Securities beneficially owned by each such holder, or (y) to the extent such public offering is the result of a registration by any Persons (other than the Company or the Shareholders) exercising a contractual right to demand registration, (i) first, all Other Securities owned by such Persons exercising the contractual right; (ii) second, all Other Securities being sold by the Company and (iii) third, all Registrable Securities requested to be included in such registration by the Shareholders plus all Other Securities of any holders thereof (other than the Company, the Shareholders and the Persons exercising the contractual right) requesting inclusion in such registration, pro rata, based on the aggregate number of Registrable Securities beneficially owned by each such holder.
Section 4.    Offerings.
(a)    Underwritten Offering.  Provided the Purchaser holds a majority of the then outstanding Registrable Securities, the Purchaser shall have a one-time right to provide the Company with written notice (the “Underwritten Demand Notice”) demanding that the Company participate in a single underwritten offering of the Registrable Securities that will allow for block trades of Registrable Securities (whether or not such underwritten offering is a Marketed Offering, the “Underwritten Take-Down”). In connection with the Underwritten Take-Down, subject to Section 4(c) hereof, the Company shall agree to cause its officers to use commercially reasonable efforts to facilitate the Underwritten Take-Down (including, if the offering is a Marketed Offering, participation in a “road show”) to the extent requested by the demanding holders; provided, however, that the Underwritten Demand Notice may only be made if the sale of the Registrable Securities requested to be sold by such Shareholder(s) in the underwritten offering is reasonably expected to result in aggregate gross cash proceeds in excess of $10,000,000 (without regard to any underwriting discount or commission).
(b)    Procedures and Priority of Underwritten Take-Down. In connection with the Underwritten Take-Down pursuant to Section 4(a):
(i)    upon delivering an Underwritten Demand Notice, the Purchaser shall promptly notify all holders of Registrable Securities not party to the Underwritten Demand Notice of the Underwritten Take-Down and, if requested within five business days of delivery of such notice, include the Registrable Securities of such other holders in the Underwritten Take-Down; and
(ii)    in the event that the underwriters of the Underwritten Take-Down advise the Purchaser in writing that it is their good faith opinion the total number or dollar amount of Registrable Securities proposed to be sold exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of such offering (including securities entitled

Exhibit B-5

to be included in the offering pursuant to incidental or other registration rights), then the underwriters may limit the number of Registrable Securities and other securities that would otherwise be included in such offering, and such number of Registrable Securities and such other securities shall be allocated as follows:
(A)    first, pro rata among the holders of Registrable Securities that have requested to participate in such underwritten offering on the basis of the percentage of the Registrable Securities requested to be included in such offering by such holders; and
(B)    second, the securities for which inclusion in such offering, as the case may be, was requested by the Company.
No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such offering.
(c)    Postponement of Offerings.  The Company shall be entitled to postpone (but not more than twice in any 12-month period), for a reasonable period of time not in excess of 60 days, an Underwritten Take-Down and/or Shelf Offering if the Company delivers to the Shareholder(s) proposing to participate in such Underwritten Take-Down or Shelf Offering, as applicable, a certificate certifying that such offering would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company, require the Company to make an Adverse Disclosure or render the Company unable to comply with requirements under the Securities Act or the Exchange Act (each, an “Allowed Delay”). The Shareholder(s) receiving such certificate shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 6(o).
(d)    Use of Registration Statement. Each Shareholder agrees that, so long as it holds Registrable Securities and a Registration Statement is effective pursuant to Section 3(a), such Shareholder agrees to make any sale of Registrable Securities, whether or not such sale is an underwritten offering, pursuant to such Registration Statement and not by means of any exemption from registration under the Securities Act.
Section 5.    Restrictions on Public Sale by Holders of Registrable Securities.  Each holder of Registrable Securities agrees with all other holders of Registrable Securities and the Company in connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 4 (whether or not such holder elected to include Registrable Securities in such Registration Statement), if requested (pursuant to a written notice) by the managing underwriter or underwriters in such offering, or during a postponement of an offering pursuant to Section 4(c), not to effect any public sale or distribution of any of the Company’s securities (except as part of such underwritten offering), including a sale pursuant to Rule 144 or any swap or other economic arrangement that transfers to another any of the economic consequences of owning the Common Stock during the period commencing on the date of the Prospectus and continuing for not more than 90 days after the date of the Prospectus (or Prospectus supplement if the offering is made pursuant to a “shelf” registration), pursuant to which such public offering shall be made. In connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 4, the Company shall be responsible for negotiating all “lock-up” agreements with the underwriters and, in addition to the foregoing provisions of this Section 5, the Shareholders and holders of Registrable Securities agree to execute the form so negotiated; provided, that the form so negotiated is reasonably acceptable to the Shareholders and holders of Registrable Securities and consistent with the agreement set forth in this Section 5 and that, in the case of a Marketed Offering, the Company’s Named Executive Officers and directors shall also have executed such form of agreement so negotiated.
If any offering pursuant to this Agreement shall be in connection with: (i) a Marketed Offering (including with respect to the Underwritten Take-Down pursuant to Section 4(a) hereof), the Company will cause each of its

Exhibit B-6

Named Executive Officers and directors to sign a “lock-up” agreement consistent with that contemplated in the immediately preceding paragraph and/or (ii) an underwritten offering (including with respect to the Underwritten Take-Down pursuant to Section 4(a) hereof), the Company will also not effect any public sale or distribution of any common equity (or securities convertible into or exchangeable or exercisable for common equity) (other than a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account, within 90 days after the date of the Prospectus for such offering except as may otherwise be agreed with the holders of the Registrable Securities in such offering.
Section 6.    Registration Procedures.  When the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3(a) or Section 4, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible to the extent applicable:
(a)    prepare and file with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the holders thereof or by the Company in accordance with the intended method or methods of distribution thereof and in accordance with this Agreement, and use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors;
(b)    prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;
(c)    notify each selling holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 6(n) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) if the Company has knowledge of the

Exhibit B-7

happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall notify the selling holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);
(d)    use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practicable;
(e)    if requested by the managing underwriters in connection with the Underwritten Take-Down, if any, or the holders of a majority of the then outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 6(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law;
(f)    furnish or make available to each selling holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such holder, counsel or underwriter); provided that the Company may furnish or make available any such documents in electronic format;
(g)    deliver to each selling holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; provided that the Company may furnish or make available any such documents in electronic format (other than, in the case of a Marketed Offering, upon the request of the managing underwriters thereof for printed copies of any such Prospectus or Prospectuses); and the Company, subject to the last paragraph of this Section 6, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;
(h)    prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be

Exhibit B-8

required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in any such jurisdiction where it would not otherwise be subject but for this Agreement;
(i)    cooperate with, and direct the Company’s transfer agent to cooperate with, the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely settlement of any offering or sale of Registrable Securities, including the preparation and delivery of certificates (not bearing any legends) or book-entry positions (not bearing stop transfer instructions) representing Registrable Securities to be sold after receiving written representations from each holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such holder will be transferred in accordance with the Registration Statement and, in connection therewith, if reasonably required by the Company’s transfer agent, the Company shall, promptly after the effectiveness of the registration statement, cause an opinion of counsel as to the effectiveness of any Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without restriction upon sale by the holder of such shares of Registrable Securities under the Registration Statement;
(j)    upon the occurrence of, and its knowledge of, any event contemplated by Section 6(c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such that the Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(k)    prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;
(l)    provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;
(m)    use its commercially reasonable efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time listed on such exchange prior to the effectiveness of such Registration Statement;
(n)    in connection with the Underwritten Take-Down, enter into such agreements (including underwriting agreements in form, scope and substance as is customary in underwritten offerings and such other documents reasonably required under the terms of such underwriting agreements, including customary legal opinions and auditor “comfort” letters) and take all such other actions reasonably requested by the holders of a majority of the then outstanding Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities;
(o)    in connection with a customary due diligence review relating to the Underwritten Take-Down, make available for inspection by a representative of the selling holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by such selling holders or underwriter (collectively, the “Offering Persons”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents

Exhibit B-9

and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information and participate in customary due diligence sessions in each case as reasonably requested by any such representative, underwriter, counsel or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Offering Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the reasonable judgment of the Offering Persons, is required by law or applicable legal process (including in connection with the offer and sale of securities pursuant to the rules and regulations of the SEC), (iii) such information is or becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Offering Persons in violation of this Agreement or (iv) such information (A) was known to such Offering Persons (prior to its disclosure by the Company) from a source other than the Company when such source, to the knowledge of the Offering Persons, was not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, (B) becomes available to the Offering Persons from a source other than the Company when such source, to the knowledge of the Offering Persons, is not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information or (C) was developed independently by the Offering Persons or their respective representatives without the use or, or reliance on, information provided by the Company. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure (except in the case of (ii) above when a proposed disclosure was or is to be made in connection with a Registration Statement or Prospectus under this Agreement); and
(p)    cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”), including the use of commercially reasonable efforts to obtain FINRA’s pre-clearance or pre-approval of the Registration Statement and applicable Prospectus upon filing with the SEC.
The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities, including, but not limited to, updating any information contained in the Selling Shareholder Questionnaire, as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.
Each holder of Registrable Securities agrees, if such holder has Registrable Securities covered by such Registration Statement, that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Sections 6(c)(ii), 6(c)(iii), 6(c)(iv) or 6(c)(v), such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.
Section 7.    Registration Expenses.  All fees and expenses incurred by the Company and incident to the performance of or compliance with this Agreement by the Company (including (i) all registration and filing fees (including fees and expenses with respect to (A) all SEC, stock exchange or trading system and FINRA registration, listing, filing and qualification and any other fees associated with such filings, including with respect to counsel for the underwriters and any qualified independent underwriter in connection with FINRA qualifications, and (B) compliance with securities or “blue sky” laws, including any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 6(h)), (ii) fees and expenses of the financial printer, (iii) messenger, telephone and delivery expenses of

Exhibit B-10

the Company, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants, including the expenses of any special audits and/or “comfort letters” required by or incident to such performance and compliance), shall be borne by the Company whether or not any Registration Statement is filed or becomes effective. All underwriters discounts and selling commissions and all underwriters legal expenses and stock transfer taxes, in each case, related to Registrable Securities registered in accordance with the Agreement, shall be borne by the Shareholders of Registrable Securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered (provided that such stock transfer taxes shall be borne solely by the holders of Registrable Securities subject to such taxes).
Except as set forth above, the Company shall not be required pursuant to this Agreement to pay (i) fees and disbursements of any counsel retained by any holder of Registrable Securities or by any underwriter, (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company), or (iii) any other expenses of the holders of Registrable Securities not specifically required to be paid by the Company pursuant to the first paragraph of this Section 7.
Section 8.    Indemnification.
(a)    Indemnification by the Company.  The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against any and all losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular, any amendments or supplements thereto, “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) or other document (including any related Registration Statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation thereunder applicable to the Company and (without limitation of the preceding portions of this Section 8(a)) will reimburse each such holder, each of its officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees and each Person who controls each such holder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss or action as incurred; provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such holder or underwriter, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information regarding such holder of Registrable Securities furnished to the Company by such holder of Registrable Securities expressly for inclusion therein (it being understood that, with respect to each Shareholder, such information is limited to the information provided by the Shareholder in its most recent Selling Shareholder Questionnaire furnished to the Company, the “Selling Shareholder Information”). It is agreed that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

Exhibit B-11

(b)    Indemnification by Holder of Registrable Securities.  The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Agreement, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other holders of Registrable Securities, the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and all other prospective sellers, from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, Prospectus, offering circular, any amendments or supplements thereto, “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) or other document incident to such registration, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and all other prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular, any amendments or supplements thereto, “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) or other document in reliance upon and in conformity with the Selling Shareholder Information furnished to the Company by such holder of Registrable Securities expressly for inclusion therein; provided, however, that the obligations of such holder under such undertaking shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such holder of Registrable Securities shall be limited to the net proceeds received by such selling holder from the sale of Registrable Securities covered by such Registration Statement.
(c)    Conduct of Indemnification Proceedings.  If any Person shall be entitled to indemnity hereunder or under the undertaking contemplated by Section 8(b) (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any Proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been proximately and materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or Proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim or Proceeding or there may be legal defenses available to the Indemnified Party that may not be available to the Indemnifying Party or that may be in conflict with those available to the Indemnifying Party, assume, at the Indemnifying Party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or as a result of an actual or potential conflict of interest with or having actual or potential differing defenses from those of the Indemnified Party cannot assume, the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, in which case the Indemnified Party shall have the right to employ separate counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably

Exhibit B-12

withheld, conditioned or delayed). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification under this Section 8).
(d)    Contribution.  If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an Indemnifying Party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 8(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
Section 9.    Rule 144.
(a)    The Company shall use commercially reasonable efforts to: (i) file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144; and (ii) so long as any Registrable Securities are outstanding, furnish holders thereof upon request (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act and (B) a copy of the most recent annual or quarterly report of the Company (except to the extent the same is available on EDGAR).
(b)    The foregoing provisions of this Section 9 are not intended to modify or otherwise affect any restrictions on transfers of securities contained in the Investment Agreement.

Exhibit B-13

Section 10.    Underwritten Registrations.
(a)    In connection with the Underwritten Take-Down, the investment banker or investment bankers and managers shall be selected by the Purchaser, which selection shall be reasonably acceptable to the Company (and approval of the same not to be unreasonably withheld).
(b)    No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell the Registrable Securities it desires to have covered by a Registration Statement on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.
Section 11.    Miscellaneous.
(a)    Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of a majority of the then outstanding Registrable Securities being sold by such holders pursuant to such Registration Statement.
(b)    Notices.  All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):
If to the Company:
Care.com, Inc.
77 Fourth Avenue, Fifth Floor
Waltham, MA 02451
Attn: General Counsel
Fax: (781) 890-0193

with a copy to (which copy alone shall not constitute notice):

Latham & Watkins LLP
1000 Winter Street
Suite 3700
Waltham, MA 02451
Attn: John H. Chory
Fax: (781) 434-6601
If to any Shareholder, at such Shareholder’s address as set forth on the records of the Company, and in the case of notices given to the Purchaser, with a copy to (which copy alone shall not constitute notice): Wilmer Cutler Pickering Hale and Dorr LLP, 350 South Grand Avenue, Suite 2100, Los Angeles, California 90071, Attn: Christopher A. Rose, Fax: (213) 443-5400. Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five business days after the date of deposit in the United States mail.

Exhibit B-14

(c)    Successors and Assigns; Shareholder Status.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent holders of Registrable Securities acquired, directly or indirectly, from the Shareholders pursuant to the terms of the Investment Agreement; provided, however, that (x) the Company may not assign this Agreement (in whole or in part) without the prior written consent of the holders of a majority of the then outstanding Registrable Securities and (y) such successor or assign shall not be entitled to such rights unless the successor or assign shall have executed and delivered to the Company an Addendum Agreement substantially in the form of Exhibit A hereto promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Shareholder for purposes of this Agreement. Except as provided in Section 8 with respect to an Indemnified Party, nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.
(d)    Counterparts.  This Agreement may be executed in two or more counterparts and delivered by facsimile, pdf or other electronic transmission with the same effect as if all signatory parties had signed and delivered the same original document, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(e)    Headings; Construction.  The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the context requires otherwise: (i) pronouns in the masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa; (ii) the term “including” shall be construed to be expansive rather than limiting in nature and to mean “including, without limitation,”; (iii) references to sections and paragraphs refer to sections and paragraphs of this Agreement; and (iv) the words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole, including Exhibit A hereto, and not to any particular subdivision unless expressly so limited.
(f)    Governing Law.  This Agreement shall be governed by and construed in accordance with, the laws of the State of New York.
(g)    Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(h)    Entire Agreement.  This Agreement, the Investment Agreement and the Certificate of Designations are intended by the parties as a final expression of their agreement, and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein, with respect to the registration rights granted by the Company with respect to Registrable Securities. This Agreement, together with the Investment Agreement and the Certificate of Designations, supersedes all prior agreements and understandings between the parties with respect to such subject matter.
(i)    Securities Held by the Company or its Subsidiaries.  Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable

Exhibit B-15

Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.
(j)    Right to Conduct Activities. The Company hereby agrees and acknowledges that the Purchaser (together with its affiliates) (“Google Capital”) are professional investment funds, and as such invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently proposed to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, Google Capital shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by Google Capital in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of Google Capital to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) Google Capital from liability associated with the unauthorized disclosure of the Company’s confidential information obtained in connection with its relationship with the Company, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.
(k)    Use of Name. For so long as Google Capital continues to hold Convertible Preferred Stock or shares of Common Stock issuable upon the conversion of Convertible Preferred Stock, the Company, and its subsidiaries and any of their respective representatives shall not (i) use, other than in internal communications solely among the Company and its subsidiaries and their respective officers, directors, employees and legal and financial advisors, the name of Google Capital, Google Inc., Alphabet Inc. or any of their affiliates in any manner or format (including reference on or links to websites, press releases, etc.) without the prior written approval of Google Capital, or (ii) issue any statement or communication to any third party (other than to their legal, accounting and financial advisors, and other than to directors, officers, employees, members, partners and existing or potential investors or acquirers under a duty of confidentiality) regarding Google Capital’s investment in the Company, without the prior written approval of Google Capital; provided, however, that this provision shall not in any event impair rights granted to the Company, its subsidiaries or any of their respective representatives with respect to such matters pursuant to other agreements that they have entered into with affiliates of the Purchaser, and shall not restrict the ability of the Company to provide disclosures regarding the ownership of its capital stock as required by law or regulation.
(l)    Specific Performance; Further Assurances.  The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach. The parties hereto agree that in the event the registrations and sales of Registrable Securities are effected pursuant to the laws of any jurisdiction outside of the United States, such parties shall use their respective commercially reasonable efforts to give effect as closely as possible to the rights and obligations set forth in this Agreement, taking into account customary practices of such foreign jurisdiction, including executing such documents and taking such further actions as may be reasonably necessary in order to carry out the foregoing.
(m)    Term.  Other than with respect to this Section 11, this Agreement shall terminate with respect to a Shareholder on the date on which such Shareholder ceases to hold Registrable Securities; provided, that, such Shareholder’s rights and obligations pursuant to Section 8, as well as the Company’s obligations to pay expenses pursuant to Section 7, shall survive with respect to any registration statement in which any Registrable Securities of such Shareholders were included and, for the avoidance of doubt, any underwriter lock-up that a Shareholder has executed prior to a Shareholder’s termination in accordance with this clause shall remain in effect in accordance with its terms.
(n)    Consent to Jurisdiction; Waiver of Jury Trial.  The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in New York, and appropriate appellate courts therefrom, over any dispute

Exhibit B-16

arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.
Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in the paragraph above by the mailing of a copy thereof in the manner specified by the provisions of Section 11(b).
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Exhibit B-17

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed as of the date first above written.
CARE.COM, INC.

By:	Name: Title:

GOOGLE CAPITAL 2016, L.P.

By:	Name: Title:

[Signature Page to the Investor Rights Agreement]

EXHIBIT A

ADDENDUM AGREEMENT
This Addendum Agreement is made this ___ day of ____________, 20___, by and between _________________________________ (the “New Shareholder”) and [●] (the “Company”), pursuant to an Investor Rights Agreement dated as of [●] (the “Agreement”), by and among the Company and the Purchaser. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
W I T N E S S E T H:
WHEREAS, the Company sold certain shares of Convertible Preferred Stock pursuant to an Investment Agreement dated as of [●], 2016 (the “Investment Agreement”), by and among the Company and the Purchaser; and
WHEREAS, the Company has agreed to provide registration rights with respect to the Registrable Securities as set forth in the Agreement; and
WHEREAS, the New Shareholder has acquired Registrable Securities directly or indirectly from a Shareholder; and
WHEREAS, the Company and the Shareholders have required in the Agreement that all persons desiring registration rights under the Agreement must enter into an Addendum Agreement binding the New Shareholder to the Agreement to the same extent as if it were an original party thereto;
NOW, THEREFORE, in consideration of the mutual promises of the parties, the New Shareholder acknowledges that it has received and read the Agreement and the Investment Agreement and that the New Shareholder agrees it shall (i) be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement and shall be deemed to be a Shareholder thereunder and (ii) be bound by and comply with the transfer restrictions relating to the Convertible Preferred Stock and the Common Stock contained in Section 4.2 of the Investment Agreement.
______________________________
New Shareholder
Address:
________________________________
________________________________

Exhibit B- 19

Appendix I
Purchaser Questionnaire
PURCHASER QUESTIONNAIRE
To: Care.com, Inc.
This Purchaser Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), and shares of common stock that may be issued upon conversion of the Preferred Stock (collectively, the “Securities”), of Care.com, Inc., a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.
This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.
PART A. BACKGROUND INFORMATION
Name of Beneficial Owner of the Securities:
Business Address:______________________________________________________________________
(Number and Street)
City: _________________    State: _____    Zip Code: ___________
Telephone Number: _______________________
If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: _________________________
State of formation: _____________________    Approximate Date of formation: __________________

Were you formed for the purpose of investing in the securities being offered?

Yes ☐	No ☐

Appendix I-1

If an individual:
Residence Address: ___________________________________________________________________
(Number and Street)
City: _________________    State: _____    Zip Code: ___________
Telephone Number: _______________________
Age: _________________    Citizenship: _________    Where registered to vote: _______
Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:
Are you a director or executive officer of the Corporation?

Yes	No

Social Security or Taxpayer Identification No.: ________________
PART B. ACCREDITED INVESTOR QUESTIONNAIRE
In order for the Corporation to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Corporation.

☐ (1)
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ (2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐ (3)	An insurance company as defined in Section 2(13) of the Securities Act;

☐ (4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

☐ (5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ (6)
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

Appendix I-2

☐ (7)
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ (8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐ (9)
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐ (10)
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Corporation;

☐ (11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (exclusive of the value of that person’s primary residence);

☐ (12)
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

☐ (13)	An executive officer or director of the Corporation;

☐ (14)
An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

PART C. BAD ACTOR QUESTIONNAIRE

1.	During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?
Yes ☐ (If yes, please continue to Question 1.a)
No ☐ (If no, please continue to Question 2)

a)
If your answer to Question 1 was “yes”, was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the “SEC”); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐ No ☐

2.	Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

Appendix I-3

Yes ☐ (If yes, please continue to Question 2.a)
No ☐ (If no, please continue to Question 3)

a)
If your answer to Question 2 was “yes”, does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐ No ☐

3.	Are you subject to any final order of any governmental commission, authority, agency or officer(2) related to any securities, insurance or banking matter?
Yes ☐ (If yes, please continue to Question 3.a)
No ☐ (If no, please continue to Question 4)
a) If your answer to Question 3 was “yes”:

i)
Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

Yes ☐ No ☐

ii)	Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?
Yes ☐ No ☐

4.	Are you subject to any SEC disciplinary order?(3)
Yes ☐ (If yes, please continue to Question 4.a)
No ☐ (If no, please continue to Question 5)

a)
If your answer to Question 4 was “yes”, does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

5.	Are you subject to any SEC cease and desist order entered within the past five years?
Yes ☐ (If yes, please continue to Question 5.a)
No ☐ (If no, please continue to Question 6)

Appendix I-4

a)
If your answer to Question 5 was “yes”, does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge-based anti-fraud provision of the U.S. federal securities laws or (ii) Section 5 of the Securities Act?

Yes ☐ No ☐

6.
Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

Yes ☐	(If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)

No ☐	(If no, please continue to Question 7)

7.
Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes ☐ (If yes, please continue to Question 7.a)
No ☐ (If no, please continue to Question 8)
a) If your answer to Question 7 was “yes”:

i)	During the past five years, was any such registration statement or Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?
Yes ☐ No ☐

ii)	Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?
Yes ☐ No ☐

8.	Are you subject to a U.S. Postal Service false representation order entered within the past five years?
Yes ☐ No ☐

9.
Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes ☐ No ☐

10.	Describe any facts or circumstances that caused you to answer “yes” to any Question (indicating the corresponding Question number). Attach additional pages if necessary.

Appendix I-5

A.	FOR EXECUTION BY AN INDIVIDUAL:

By:
Print Name:

Date

B.    FOR EXECUTION BY AN ENTITY:

Entity Name:
By:
Print Name:
Title:

Date

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:
By:
Print Name:
Title:

Date

Entity Name:
By:
Print Name:
Title:

Date

Appendix I-6

Appendix II
SELLING SHAREHOLDER NOTICE AND QUESTIONNAIRE

Name of Selling Shareholder (please print)
CARE.COM, INC.
QUESTIONNAIRE FOR SELLING SHAREHOLDERS
IMPORTANT: IMMEDIATE ATTENTION REQUIRED
This Questionnaire is being furnished to all persons or entities (any such person or entity a “Purchaser”) electing to purchase shares of Series A Convertible Preferred Stock (“Preferred Stock”) of Care.com, Inc. (the “Company”) pursuant to the Investment Agreement by and between the Company and Google Capital 2016, L.P. to which this Questionnaire is an Appendix. The Preferred Stock is convertible into shares of the Company’s Common Stock (“Common Stock”). This Questionnaire relates to certain information required to be disclosed in the Registration Statement on Form S-3 being prepared by the Company for filing with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Investor Rights Agreement entered into by and among the Company and Google Capital 2016, L.P. (the “Investor Rights Agreement”) in connection with the Investment Agreement. The Company must receive a completed Questionnaire from the Purchaser in order to include such Purchaser’s shares of Common Stock in the Registration Statement.
The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process. The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Company and to the individuals who furnish the information. Accordingly, the Purchaser is advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related prospectus.
PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate. Please complete, sign, and return one copy of this Questionnaire by facsimile, email or overnight courier as soon as possible.

Latham & Watkins LLP
555 Eleventh Street, NW
Suite 1000
Washington, D.C. 20004-1304
Attn: John Kim
Fax: (202) 637-2201
john.kim@lw.com

Appendix II-1

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any changes that may occur to your situation. If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact John Kim at: (202) 637-3332.

Appendix II-2

PART I - STOCK OWNERSHIP
Item 1. Beneficial Ownership.
a. Deemed Beneficial Ownership. Please state the amount of securities of the Company you own on the date you complete this Questionnaire. (If none, please so state in each case.)

Number of Shares of
Amount Beneficially Owned1                    Common Stock Owned

Please state the number of shares owned by you or by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”1:
Total Shares:
Of such shares:

Shares as to which you have sole
voting power:
Shares as to which you have shared
voting power:

Shares as to which you have sole
investment power:

Shares as to which you have shared
investment power:

Shares which you will have a right to
acquire before 60 days
after the date you complete this questionnaire
through the exercise of
    options, warrants, conversion of the
Preferred Stock or otherwise:

Do you have any present plans to exercise options, convert the Preferred Stock or otherwise acquire, dispose of or to transfer shares of Common Stock of the Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed?
Answer:
If so, please describe.

Appendix II-3

b.    Pledged Securities. If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.
Answer:

c.    Disclaimer of Beneficial Ownership. Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?
Answer:
If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.
Name and Address of                Relationship of        Number of Shares
Actual Beneficial Owner            Such Person To You        Beneficially Owned

d.    Shared Voting or Investment Power over Securities. Will any person be deemed to have beneficial ownership over any of the Securities purchased by you pursuant to the Investment Agreement?
Answer:
If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the Securities in question.
Name and Address of            Relationship of            Number of Shares
Beneficial Owner            Such Person To You            Beneficially Owned

Appendix II-4

Item 2. Major Shareholders. Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company’s Common Stock.
Answer:
Item 3. Change of Control. Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?
Answer:

Item 4. Relationship with the Company. Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.
Nature of
Name                        Relationship
Item 5. Broker-Dealer Status. Is the Purchaser a broker-dealer registered pursuant to Section 15 of the Exchange Act?
□ Yes.
□ No.
Note that the Company will be required to identify any registered broker-dealer as an underwriter in the prospectus.
If so, please answer the remaining questions in this section.
a.    If the Purchaser is a registered broker-dealer, please indicate whether the Purchaser purchased its Common Stock for investment or acquired them as transaction-based compensation for investment banking or similar services.
Answer:

Note: if the Purchaser is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, the Company is required to identify the Purchaser as an underwriter in the Registration Statement and related prospectus.
b.    Is the Purchaser an affiliate of a registered broker-dealer? For purposes of this Question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.
□ Yes.
□ No.
If so, please answer the remaining questions in this section.
i.    Please describe the affiliation between the Purchaser and any registered broker-dealers:

ii.    If the Common Stock were received by the Purchaser other than in the ordinary course of business, please describe the circumstances:

Appendix II-5

iii.    If the Purchaser, at the time of its receipt of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute     the Common Stock, please describe such agreements or understandings:

Note that if the Purchaser is an affiliate of a broker-dealer and did not receive its Common Stock in the ordinary course of business or at the time of receipt had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Purchaser as an underwriter in the prospectus.
Item 6. Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities (as defined in the Registration Rights Agreement).
a.    Is the Purchaser a natural person?
□ Yes.
□ No.
b.    Is the Purchaser required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Form 10-K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?
□ Yes.
□ No.
c.    Is the Purchaser an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?
□ Yes.
□ No.
If a subsidiary, please identify the publicly held parent entity:

d.    If you answered “no” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Purchaser (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercises sole or shared voting or dispositive power over the Registrable Securities:
***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***
PART II - CERTAIN TRANSACTIONS
Item 7. Transactions with the Company. If you, any of your associates2, or any member of your immediate family3 had or will have any direct or indirect material interest in any transactions4 or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2015, or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to

Appendix II-6

you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction. If the answer is “none”, please so state.
Answer:

Item 8. Third Party Payments. Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.
Answer:

PART III – PLAN OF DISTRIBUTION

The selling shareholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. The selling shareholders may use one or more of the following methods when disposing of the shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through brokers, dealers or underwriters that may act solely as agents;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•
through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of disposition; and

•	any other method permitted pursuant to applicable law.

Appendix II-7

The selling shareholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, or Securities Act, if available, rather than under this prospectus.
Broker-dealers engaged by the selling shareholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling shareholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling shareholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.
The selling shareholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus.
Upon being notified in writing by a selling shareholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling shareholder that a donee or pledge intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.
The selling shareholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
     In connection with the sale of the shares of common stock or interests in shares of common stock, the selling shareholders may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling shareholders may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling shareholders may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other

Appendix II-8

financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The selling shareholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act and the rules of the Financial Industry Regulatory Authority (FINRA).
We have advised the selling shareholders that they are required to comply with Regulation M promulgated under the Securities and Exchange Act during such time as they may be engaged in a distribution of the shares. The foregoing may affect the marketability of the common stock.
The aggregate proceeds to the selling securityholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling securityholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.
We are required to pay all fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling shareholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.
     We have agreed with the selling shareholders to keep the registration statement of which this prospectus constitutes a part effective until all securities under such Registration Statement cease to be Registrable Securities or such shorter period upon which all shareholders with Registrable Securities included in such Registration Statement have notified the Company that such Registrable Securities have actually been sold.
.
*    *    *
The undersigned has reviewed the Plan of Distribution set forth above and does not have a present intention of effecting a sale in a manner not described therein.
Agree        _____        Disagree
(If left blank, response will be deemed to be “Agree”.)
The undersigned hereby represents that the undersigned understands, pursuant to Interpretation A.65 in the Securities and Exchange Commission, Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997, a copy of which is attached hereto as Exhibit 1, that the undersigned may not make any short sale of the Common Stock prior to the effectiveness of the Registration Statement, and further covenants to the Company that the undersigned will not engage in any short sales of such stock to be registered under the Registration Statement prior to its effectiveness.

Appendix II-9

SIGNATURE
The undersigned understands that the Company anticipates filing the Registration Statement within the time frame set forth in the Registration Rights Agreement. If at any time any of the information set forth in my responses to this Questionnaire has materially changed due to passage of time, or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, the undersigned agrees to furnish as soon as practicable to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.
Upon any sale of Common Stock pursuant to the Registration Statement, the undersigned hereby agrees to deliver to the Company and the Company’s transfer agent the Certificate of Subsequent Sale set forth in Exhibit I hereto.
The undersigned understands that the information that the undersigned is furnishing to the Company herein will be used by the Company in the preparation of the Registration Statement.

Name of Purchaser:

Date: __________, 2016	Signature:

Print Name:

Title (if applicable):

Address:

Street

City    State Zip Code

Telephone Number

Facsimile Number

Appendix II-10

FOOTNOTES

1.
Beneficial Ownership. You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.
Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares. Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you. In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.
This definition of beneficial ownership is very broad; therefore, even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

2.
Associate. The term “associate”, as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary. The term “relative of yours” as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

Please identify your associate referred to in your answer and indicate your relationship.

3.
Immediate Family. The members of your “immediate family” are deemed to include the following: your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons- and daughters-in-law; and your brothers- and sisters-in-law.

4.	Transactions. The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct

Appendix II-11

material interests in transactions are to be disclosed. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.

Appendix II-12

Exhibit 1
Securities Act Sections Compliance and Disclosure Interpretations Section 239.10: “An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

Appendix II-13

Exhibit I
CERTIFICATE OF SUBSEQUENT SALE

Continental Stock Transfer & Trust Company

RE:	Sale of Shares of Common Stock of Care.com, Inc. (the “Company”) pursuant to the Company’s Prospectus dated _____________, ____ (the “Prospectus”)
Dear Sir/Madam:
The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.
Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Book Entry Position or Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:
In the event that you receive a stock certificate(s) or evidence of a book entry position representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate or book entry position for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate. Notwithstanding the foregoing, in the event that the undersigned executes and delivers to you and to the Company the certification set forth on Annex I, upon instructions from the Company, you should return to the undersigned a newly issued certificate or book entry position for such excess shares of Common Stock in the name of the Record Holder without any restrictive legend. In addition, no subsequent certification will be required to be delivered to you by the undersigned provided that the representations and warranties set forth on Annex I have been delivered to you and continue to be accurate.

Appendix II-14

Very truly yours,

Dated:             By:

Print Name:

Title:
cc:    Care.com, Inc.
77 Fourth Avenue, Fifth Floor
Waltham, MA 02451
Attn: General Counsel

Appendix II-15

Annex I
In connection with any excess shares to be returned to the Selling Shareholder upon a sale of shares of Common Stock of Care.com, Inc. (the “Company”) included in the table of Selling Shareholders in the Prospectus, the undersigned hereby certifies to the Company and Continental Stock Transfer & Trust Company, that:
1.    In connection with the sale by the undersigned shareholder of any of the shares of Common Stock, the undersigned shareholder will deliver a copy of the Prospectus included in the Registration Statement to the purchaser directly or through the undersigned shareholder’s broker-dealer in compliance with the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934.
2.    Any such sale will be made only in the manner described under “Plan of Distribution” in the Prospectus.
3.    The undersigned shareholder will only sell the shares of Common Stock while the Registration Statement is effective, unless another exemption from registration is available.
4.    The Company and its attorneys may rely on this letter to the same extent as if it were addressed to them.
5.    The undersigned shareholder agrees to notify you immediately of any development or occurrence which to his, her or its knowledge would render any of the foregoing representations and agreements inaccurate.
All terms not defined herein are as defined in the Investment Agreement entered into in June 2016 between the Company and Google Capital 2016, L.P.

Very truly yours,

Dated:             By:

Print Name:

Title:

Appendix II-16